Exhibit 99.2

Quarterly Investor Supplement

March 31, 2014

This report should be read in conjunction Voya Financial, Inc.’s Quarterly Report on Form 10-Q for the three months ended March 31, 2014. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Voya Financial Page 2 of 69

Table of Contents

Page Page

Consolidated Individual Life

Explanatory Note on Non-GAAP Financial Information 3-4 Sources of Operating Earnings 36

Organizational Chart 5 Operating Earnings 37

Key Metrics 6 Key Metrics 38

Adjusted Operating Return on Capital and Return on Equity 7 Employee Benefits

Adjusted Operating Earnings Before Interest, After Income Taxes 8 Sources of Operating Earnings 40

Consolidated Balance Sheets 9 Operating Earnings 41

Consolidated Statements of Operations 10 Key Metrics 42

Ongoing Business Sources of Operating Earnings 11 Corporate

Consolidated Earnings Before Income Taxes 12 Operating Earnings 44

Operating Earnings by Segment 13 Closed Blocks

Operating Revenues and Operating Earnings by Segment 14 ISP and Other Operating Earnings 46

Adjusted Operating Earnings by Segment 15 Closed Block Variable Annuity Income (Loss) Before Income Taxes 47

DAC/VOBA Segment Trends 16 Closed Block Variable Annuity Death and Living Benefits 48

Consolidated Capital Structure 17 Assets Under Management Rollforward 49

Consolidated Assets Under Management/Assets Under Administration 18 Investment Information

Retirement Portfolio Composition 51

Sources of Operating Earnings 20 Portfolio Results 52

Operating Earnings 21 Alternative Investment Income 53

Assets Under Management/Assets Under Administration 22 Unrealized Gains (Losses) 54

Assets Under Management Rollforward 23 Asset Backed Securities 55

Annuities RMBS Securities Summary 56

Sources of Operating Earnings 25 CMBS and Other Asset-Backed Securities Summary 57

Operating Earnings 26 Mortgage Loans on Real Estate 58

Assets Under Management 27 US and Foreign Corporate Securities 59

Assets Under Management Rollforward 28 Exposure to European Debt- Fixed Maturities and Equity Securities 60

Investment Management Additional Information

Sources of Operating Earnings 30 Adjustments to Operating Earnings by Segment 62

Operating Earnings 31 Calculation and Reconciliation of ROE and ROC 63

Key Metrics 32 Operating Revenues by Segment 64

Account Value Rollforward by Source 33 Ongoing Business Sources of Earnings Reconciliation 65-67

Account Value by Asset Type 34 Fixed Maturity Securities-Hannover Life Re Modco Reinsurance 68

Financial Ratings 69

Voya Financial Page 3 of 69 Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings befo re income taxes is a non-GAAP financial measure and does not replace net income (loss) as the

GAAP measure of our results of operations. Each segment’s operating earnings before income taxes is calculated by adjusting i ncome (loss) before income taxes for the following items:

· Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue. Net investme nt gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

· Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating re sults, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are ex cluded from operating results, including the impacts related to changes in our nonperformance spread;

· Income (loss) related to business exited through reinsurance or divestment; · Income (loss) attributable to noncontrolling interests; · Income (loss) related to early extinguishment of debt;

· Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

· Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

· Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

· Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from operating earnings before income taxes the following items: · DAC/VOBA and other intangibles unlocking; · DAC/VOBA and other intangibles unlocking can be volatile, so excluding the effect of this can improve period to period compar ability;

· The net gains and losses included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class; and

· Interest expense related to debt in our Corporate segment.

We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful ind icators of how effectively we use capital resources allocated to our Ongoing Business. The most directly comparable GAAP measure to adjusted operating ROE and adjusted operating ROC is return on equity. For a reconci liation of these non-GAAP measures to return on equity, see the Calculation and Reconciliation of ROE and ROC page in this Supplement.

In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per sh are excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Voya Financial Page 4 of 69

Explanatory Note on Non-GAAP Financial Information

Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating earnings before income taxes is net income (loss) before income taxes. For a reconciliation of operating earnings before income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total operating earnings before income taxes to Total adjusted operating earnings before income taxes.

Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. We calculate operating revenues by adjusting each segment’s total revenue for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. All other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment;

Revenues attributable to noncontrolling interests; and

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, as well as other items where the income is passed on to third parties.

Operating revenues also excludes the revenues of our Closed Block Variable Annuity segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our Closed Block Variable Annuity segment.

The most directly comparable GAAP measure to operating revenues is total revenues. For a reconciliation of operating revenue to total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our Ongoing Business performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on AUM, AUA, and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within operating revenues and operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document.

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Organizational Chart

Ongoing Business

Investment

Retirement Solutions Insurance Solutions Closed Blocks Corporate Management

Retirement, Retail Variable Annuity Institutional Funds Institutional Spread

Retirement Annuities Fixed Income Individual Employee Products

Equity Life Benefits Other

Multi-asset strategies

Full service Fixed indexed and solutions Term life Stop loss plans annuities Senior bank loans Universal life Group life

Recordkeeping Annuity and Alternatives Indexed Voluntary services custodial universal life benefits

Stable value products Variable Group disability plans universal life

IRAs

Brokerage accounts

Advisory services

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Voya Financial
Key Metrics

(in millions USD, unless otherwise indicated)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Operating earnings before income taxes - Ongoing Business	**267.5**	**352.2**	**484.2**	**306.8**	**285.4**	**267.5**	**285.4**
Operating earnings before income taxes - Total Consolidated	**231.1**	**304.9**	**435.0**	**272.0**	**256.7**	**231.1**	**256.7**
Net income (loss)	**271.6**	**653.7**	**447.7**	**(85.3)**	**(225.5)**	**271.6**	**(225.5)**
Net income (loss) attributable to noncontrolling interest	13.5	105.6	101.1	(3.1)	(13.5)	13.5	(13.5)
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**258.1**	**548.1**	**346.6**	**(82.2)**	**(212.0)**	**258.1**	**(212.0)**
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,424.0**	**11,423.1**	**10,820.0**	**10,383.8**	**9,938.3**	**11,424.0**	**9,938.3**
Return on Equity							
Ongoing Business adjusted operating return on equity - TTM [(1) (2)]	10.3%	10.3%	N/A	N/A	N/A	10.3%	N/A
Ongoing Business adjusted operating return on equity - Annualized [(2)]	9.7%	10.9%	10.3%	10.4%	9.5%	9.7%	9.5%
Debt to Capital (Excluding AOCI)	**23.5%**	**23.5%**	**24.5%**	**26.2%**	**27.2%**	**23.5%**	**27.2%**
Per Share							
Total Consolidated Operating earnings per share (Diluted)	0.57	0.75	1.08	0.71	0.73	0.57	0.73
Net income (loss) available to Voya Financial, Inc.'s common shareholders per common share:							
Basic	0.99	2.10	1.33	(0.33)	(0.92)	0.99	(0.92)
Diluted	0.98	2.08	1.32	(0.33)	(0.92)	0.98	(0.92)
Book value per share (Excluding AOCI)	44.85	43.65	41.49	39.82	43.21	44.85	43.21
Shares							
Weighted-average common shares outstanding (in millions)							
Basic	261.1	261.1	260.8	250.3	230.0	261.1	230.0
Diluted	263.5	263.3	262.3	250.3	230.0	263.5	230.0
Ending shares outstanding (in millions)	254.7	261.7	260.8	260.8	230.0	254.7	230.0
Returned to Shareholders ($)							
Shares repurchased	258.9	-	-	-	-	258.9	-
Common dividends	2.6	2.6	2.6	-	-	2.6	-
Total	**261.5**	**2.6**	**2.6**	**-**	**-**	**261.5**	**-**

(1) Trailing twelve months calculation

(2) Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

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Voya Financial
Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended March 31, 2014								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Ending Capital [1]	3,919	1,702	296	2,861	345	9,123	3,140	2,676	14,939
Average Capital [2]	3,940	1,755	298	2,879	352	9,224	3,603	1,581	14,408
Adjusted operating earnings before interest and after income taxes	343.7	130.8	120.0	126.7	72.4	793.6	-	10.1	803.7
Adjusted Operating Return on Capital [2]	**8.7%**	**7.5%**	**40.3%**	**4.4%**	**20.6%**	**8.6%**	**-**	**N/M**	**5.6%**
Adjusted Operating Return on Equity [2] [3]						**10.3%**			

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2013								
	Retirement Solutions		Investment Management	Insurance Solutions		Ongoing Business	Closed Block Variable Annuity	Corporate and Other Closed Blocks	Consolidated
	Retirement	Annuities		Individual Life	Employee Benefits				
Ending Capital [1]	4,007	1,713	302	2,848	346	9,216	3,119	2,603	14,938
Average Capital [2]	3,915	1,762	303	2,804	354	9,137	4,092	1,226	14,455
Adjusted operating earnings before interest and after income taxes	349.2	128.0	107.2	136.7	66.5	787.6	-	10.6	798.2
Adjusted Operating Return on Capital [2]	**8.9%**	**7.3%**	**35.4%**	**4.9%**	**18.8%**	**8.6%**	**-**	**N/M**	**5.5%**
Adjusted Operating Return on Equity [2] [3]						**10.3%**			

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

[3] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

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Adjusted Operating Earnings Before Interest, After Income Taxes

(in millions USD, unless otherwise indicated)	Twelve Months Ended March 31, 2014								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	572.9	294.3	197.8	235.1	110.6	1,410.7	-	(167.7)	1,243.0
Less:									
Interest expense	-	-	-	-	-	-	-	(184.8)	(184.8)
DAC/VOBA and other intangibles unlocking [1]	31.3	79.5	-	0.4	(5.1)	106.1	-	-	106.1
Net gain from Lehman Recovery/LIHTC [2]	12.9	13.5	13.2	39.7	4.3	83.6	-	1.6	85.2
Adjusted operating earnings before interest	**528.7**	**201.3**	**184.6**	**195.0**	**111.4**	**1,221.0**	**-**	**15.5**	**1,236.5**
Income tax expense [3]	185.0	70.5	64.6	68.3	39.0	427.4	-	5.4	432.8
Adjusted operating earnings before interest and after income taxes	**343.7**	**130.8**	**120.0**	**126.7**	**72.4**	**793.6**	**-**	**10.1**	**803.7**

(in millions USD, unless otherwise indicated)	Year Ended December 31, 2013								
	Retirement Solutions		Investment	Insurance Solutions		Ongoing Business	Closed Block	Corporate and Other	Consolidated
	Retirement	Annuities	Management	Individual Life	Employee Benefits		Variable Annuity	Closed Blocks	
Operating earnings before income taxes	595.8	293.8	178.1	254.8	106.1	1,428.6	-	(160.0)	1,268.6
Less:									
Interest expense	-	-	-	-	-	-	-	(179.7)	(179.7)
DAC/VOBA and other intangibles unlocking [1]	45.6	83.3	-	4.8	(0.5)	133.2	-	-	133.2
Net gain from Lehman Recovery/LIHTC [2]	12.9	13.5	13.2	39.7	4.3	83.6	-	3.4	87.0
Adjusted operating earnings before interest	**537.3**	**197.0**	**164.9**	**210.3**	**102.3**	**1,211.8**	**-**	**16.3**	**1,228.1**
Income tax expense [3]	188.1	69.0	57.7	73.6	35.8	424.2	-	5.7	429.9
Adjusted operating earnings before interest and after income taxes	**349.2**	**128.0**	**107.2**	**136.7**	**66.5**	**787.6**	**-**	**10.6**	**798.2**

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC, as described below
[2] Includes the net gain included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a means of exiting this asset class. Collectively these items, net of DAC/VOBA and other intangibles impacts, are referred to as "Net gain from Lehman Recovery/LIHTC".
[3] Based on an assumed effective tax rate of 35%.

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Voya Financial
Consolidated Balance Sheets

Page 9 of 69

(in millions USD)	Balances as of 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Assets					
Total investments	88,891.4	87,050.8	89,007.3	89,504.8	92,213.8
Cash and cash equivalents	2,499.8	2,840.8	1,716.6	1,549.8	2,787.7
Assets held in separate accounts	107,840.0	106,827.1	103,853.6	102,228.9	103,098.3
Reinsurance recoverable	6,785.8	6,702.2	6,755.6	7,053.0	7,151.0
Short term investments under securities loan agreement and accrued investment income	1,494.2	1,450.0	1,395.6	1,322.2	1,764.3
Deferred policy acquisition costs, Value of business acquired	4,860.8	5,351.6	5,265.0	5,060.5	4,019.6
Goodwill and other intangible assets	312.5	323.7	323.4	333.0	341.8
Other assets [1]	1,274.7	1,477.6	1,416.6	1,548.3	1,363.7
Assets related to consolidated investment entities	9,551.5	8,999.4	7,924.5	8,523.0	8,109.8
Total Assets	**223,510.7**	**221,023.2**	**217,658.2**	**217,123.5**	**220,850.0**
Liabilities					
Future policy benefits and contract owner account balances	84,256.1	84,006.7	84,887.9	85,561.9	85,875.1
Liabilities related to separate accounts	107,840.0	106,827.1	103,853.6	102,228.9	103,098.3
Funds held under reinsurance agreements	1,174.5	1,181.5	1,212.1	1,281.6	1,170.8
Payables under securities loan agreements, including collateral held	864.5	769.4	576.7	470.6	1,348.8
Short-term debt	-	-	-	138.6	321.2
Long-term debt	3,515.0	3,514.7	3,514.5	3,265.7	3,440.8
Other liabilities [2]	2,999.6	3,144.9	3,598.9	3,796.5	4,743.3
Liabilities related to consolidated investment entities	6,493.0	6,064.9	5,150.0	5,732.6	5,252.8
Total Liabilities	**207,142.7**	**205,509.2**	**202,793.7**	**202,476.4**	**205,251.1**
Shareholders' Equity					
Common stock	2.6	2.6	2.6	2.6	2.3
Treasury stock	(269.8)	-	-	-	-
Additional paid-in capital	23,579.5	23,563.7	23,524.7	23,498.7	22,909.9
Retained earnings (deficit)	(11,888.3)	(12,143.2)	(12,707.3)	(13,117.5)	(12,973.9)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,424.0**	**11,423.1**	**10,820.0**	**10,383.8**	**9,938.3**
Accumulated other comprehensive income	2,577.5	1,849.1	1,950.0	2,087.8	3,452.8
Total Voya Financial, Inc. Shareholders' Equity	**14,001.5**	**13,272.2**	**12,770.0**	**12,471.6**	**13,391.1**
Noncontrolling interest	2,366.5	2,241.8	2,094.5	2,175.5	2,207.8
Total Shareholders' Equity	**16,368.0**	**15,514.0**	**14,864.5**	**14,647.1**	**15,598.9**
Total Liabilities and Shareholders' Equity	**223,510.7**	**221,023.2**	**217,658.2**	**217,123.5**	**220,850.0**

[1] Includes Other assets, Sales inducements to contract holders, and Deferred income taxes

[2] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Current income taxes, and Deferred income taxes

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Voya Financial
Consolidated Statements of Operations

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Revenues							
Net investment income	1,145.6	1,156.5	1,221.6	1,112.2	1,198.7	1,145.6	1,198.7
Fee income	931.8	943.9	920.8	909.7	891.9	931.8	891.9
Premiums	600.9	515.4	494.2	474.8	471.9	600.9	471.9
Net realized capital gains (losses)	(190.6)	(577.0)	(517.1)	(565.9)	(874.8)	(190.6)	(874.8)
Income (loss) related to consolidated investment entities	77.7	213.5	196.2	103.7	35.3	77.7	35.3
Other revenues	105.5	111.7	119.6	106.1	95.6	105.5	95.6
Total revenues	**2,670.9**	**2,364.0**	**2,435.3**	**2,140.6**	**1,818.6**	**2,670.9**	**1,818.6**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,358.1)	(1,118.8)	(1,087.7)	(1,229.9)	(1,061.4)	(1,358.1)	(1,061.4)
Operating expenses	(789.5)	(394.6)	(762.8)	(770.2)	(759.1)	(789.5)	(759.1)
Net amortization of DAC/VOBA	(126.1)	(123.2)	(64.6)	(124.5)	(130.5)	(126.1)	(130.5)
Interest expense	(47.6)	(48.2)	(48.4)	(43.8)	(44.4)	(47.6)	(44.4)
Operating expenses related to consolidated investment entities	(47.3)	(51.6)	(51.8)	(47.4)	(37.5)	(47.3)	(37.5)
Total benefits and expenses	**(2,368.6)**	**(1,736.4)**	**(2,015.3)**	**(2,215.8)**	**(2,032.9)**	**(2,368.6)**	**(2,032.9)**
Income (loss) before income taxes	**302.3**	**627.6**	**420.0**	**(75.2)**	**(214.3)**	**302.3**	**(214.3)**

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Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Sources of operating earnings before income

taxes:

Investment spread and other investment income 361.9 384.7 437.4 361.0 363.7 361.9 363.7

Fee based margin 381.2 388.7 369.7 364.2 343.6 381.2 343.6

Net underwriting gain (loss) and other revenue 173.6 180.7 198.9 204.1 179.9 173.6 179.9

Administrative expenses (436.4) (422.4) (404.3) (416.1) (400.3) (436.4) (400.3)

Trail commissions (73.7) (68.1) (63.8) (66.0) (66.1) (73.7) (66.1)

DAC/VOBA and other intangibles amortization,

excluding unlocking (119.3) (136.1) (178.2) (144.0) (142.7) (119.3) (142.7)

DAC/VOBA and other intangibles unlocking (19.8) 24.7 124.5 3.6 7.3 (19.8) 7.3

Operating earnings before income taxes 267.5 352.2 484.2 306.8 285.4 267.5 285.4

Page 12 of 69

Voya Financial
Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Operating revenues							
Net investment income and net realized gains (losses)	961.4	1,005.8	1,054.4	962.0	985.6	961.4	985.6
Fee income	649.3	644.1	632.1	628.3	608.0	649.3	608.0
Premiums	549.3	473.3	453.5	473.3	470.5	549.3	470.5
Other revenue	35.4	40.2	38.9	33.9	26.4	35.4	26.4
Total operating revenues	**2,195.4**	**2,163.4**	**2,178.9**	**2,097.5**	**2,090.5**	**2,195.4**	**2,090.5**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,228.6)	(1,166.3)	(1,111.9)	(1,126.8)	(1,151.8)	(1,228.6)	(1,151.8)
Operating expenses	(560.7)	(547.6)	(523.8)	(532.5)	(517.4)	(560.7)	(517.4)
Net amortization of DAC/VOBA	(128.0)	(96.8)	(60.0)	(122.7)	(120.9)	(128.0)	(120.9)
Interest expense	(47.0)	(47.8)	(48.2)	(43.5)	(43.7)	(47.0)	(43.7)
Total operating benefits and expenses	**(1,964.3)**	**(1,858.5)**	**(1,743.9)**	**(1,825.5)**	**(1,833.8)**	**(1,964.3)**	**(1,833.8)**
Operating earnings before income taxes	**231.1**	**304.9**	**435.0**	**272.0**	**256.7**	**231.1**	**256.7**
Adjustments:							
Closed Block Variable Annuity	20.2	(226.4)	(167.4)	(338.4)	(477.1)	20.2	(477.1)
Net investment gains (losses) and related charges and adjustments	57.6	105.4	64.1	0.8	41.8	57.6	41.8
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	6.4	(26.6)	10.5	32.4	3.1	6.4	3.1
Income (loss) related to businesses exited through reinsurance or divestment	(10.5)	(12.8)	(13.1)	(17.0)	(16.9)	(10.5)	(16.9)
Income (loss) attributable to noncontrolling interests	13.5	105.6	101.1	(3.1)	(13.5)	13.5	(13.5)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	405.2	-	-	-	-	-
Other adjustments to operating earnings*	(16.0)	(27.7)	(10.2)	(21.9)	(8.4)	(16.0)	(8.4)
Total non-operating	**71.2**	**322.7**	**(15.0)**	**(347.2)**	**(471.0)**	**71.2**	**(471.0)**
Income (loss) before income taxes	**302.3**	**627.6**	**420.0**	**(75.2)**	**(214.3)**	**302.3**	**(214.3)**

* Other adjustments to operating earnings above includes:
Restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Page 13 of 69

Voya Financial
Operating Earnings by Segment

(in millions USD)

	Three Months Ended March 31, 2014								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	388.5	270.6	7.3	219.8	26.7	912.9	25.4	23.1	961.4
Fee income	191.1	13.2	145.8	283.6	15.6	649.3	-	-	649.3
Premiums	0.7	66.1	-	183.7	296.3	546.8	-	2.5	549.3
Other revenue	18.2	4.5	7.4	5.1	0.3	35.5	(0.1)	-	35.4
Total operating revenues	**598.5**	**354.4**	**160.5**	**692.2**	**338.9**	**2,144.5**	**25.3**	**25.6**	**2,195.4**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(210.7)	(229.8)	-	(527.8)	(244.5)	(1,212.8)	(0.3)	(15.5)	(1,228.6)
Operating expenses	(226.0)	(35.5)	(110.7)	(95.7)	(68.4)	(536.3)	(15.3)	(9.1)	(560.7)
Net amortization of DAC/VOBA	(46.9)	(34.3)	-	(37.6)	(9.1)	(127.9)	-	(0.1)	(128.0)
Interest expense	-	-	-	-	-	-	(47.0)	-	(47.0)
Total operating benefits and expenses	**(483.6)**	**(299.6)**	**(110.7)**	**(661.1)**	**(322.0)**	**(1,877.0)**	**(62.6)**	**(24.7)**	**(1,964.3)**
Operating earnings before income taxes	**114.9**	**54.8**	**49.8**	**31.1**	**16.9**	**267.5**	**(37.3)**	**0.9**	**231.1**

	Three Months Ended March 31, 2013								
	Retirement Solutions		Investment	Insurance Solutions					
Operating revenues	Retirement	Annuities	Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
Net investment income and net realized gains (losses)	388.9	287.1	2.8	216.9	28.4	924.1	17.5	44.0	985.6
Fee income	183.8	9.9	121.7	276.8	15.8	608.0	-	-	608.0
Premiums	0.5	7.8	-	185.8	274.9	469.0	-	1.5	470.5
Other revenue	10.0	2.8	7.4	7.6	(1.0)	26.8	(0.4)	-	26.4
Total operating revenues	**583.2**	**307.6**	**131.9**	**687.1**	**318.1**	**2,027.9**	**17.1**	**45.5**	**2,090.5**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(204.6)	(184.4)	-	(501.6)	(242.6)	(1,133.2)	1.7	(20.3)	(1,151.8)
Operating expenses	(204.0)	(31.0)	(101.8)	(90.9)	(60.0)	(487.7)	(26.0)	(3.7)	(517.4)
Net amortization of DAC/VOBA	(36.8)	(37.9)	-	(42.9)	(3.1)	(120.7)	(0.1)	(0.1)	(120.9)
Interest expense	-	-	-	(0.9)	-	(0.9)	(42.8)	-	(43.7)
Total operating benefits and expenses	**(445.4)**	**(253.3)**	**(101.8)**	**(636.3)**	**(305.7)**	**(1,742.5)**	**(67.2)**	**(24.1)**	**(1,833.8)**
Operating earnings before income taxes	**137.8**	**54.3**	**30.1**	**50.8**	**12.4**	**285.4**	**(50.1)**	**21.4**	**256.7**

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VOYA FINANCIAL™

Page 14 of 69

Voya Financial
Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Operating Revenues							
Retirement	598.5	612.4	606.9	596.9	583.2	598.5	583.2
Annuities	354.4	313.9	319.1	304.0	307.6	354.4	307.6
Total Retirement Solutions	952.9	926.3	926.0	900.9	890.8	952.9	890.8
Investment Management	160.5	167.1	160.1	148.6	131.9	160.5	131.9
Individual Life	692.2	692.9	717.1	694.8	687.1	692.2	687.1
Employee Benefits	338.9	316.5	316.2	311.7	318.1	338.9	318.1
Total Insurance Solutions	1,031.1	1,009.4	1,033.3	1,006.5	1,005.2	1,031.1	1,005.2
Ongoing Business	**2,144.5**	**2,102.8**	**2,119.4**	**2,056.0**	**2,027.9**	**2,144.5**	**2,027.9**
Corporate	25.3	33.6	28.8	7.9	17.1	25.3	17.1
Total Closed Blocks	25.6	27.0	30.7	33.6	45.5	25.6	45.5
Total operating revenues	**2,195.4**	**2,163.4**	**2,178.9**	**2,097.5**	**2,090.5**	**2,195.4**	**2,090.5**
Operating Earnings							
Retirement	114.9	138.6	187.3	132.1	137.8	114.9	137.8
Annuities	54.8	83.2	96.8	59.5	54.3	54.8	54.3
Total Retirement Solutions	169.7	221.8	284.1	191.6	192.1	169.7	192.1
Investment Management	49.8	52.9	54.0	41.1	30.1	49.8	30.1
Individual Life	31.1	47.0	117.0	40.0	50.8	31.1	50.8
Employee Benefits	16.9	30.5	29.1	34.1	12.4	16.9	12.4
Total Insurance Solutions	48.0	77.5	146.1	74.1	63.2	48.0	63.2
Ongoing Business	**267.5**	**352.2**	**484.2**	**306.8**	**285.4**	**267.5**	**285.4**
Corporate	(37.3)	(44.0)	(63.7)	(52.8)	(50.1)	(37.3)	(50.1)
Total Closed Blocks	0.9	(3.3)	14.5	18.0	21.4	0.9	21.4
Total operating earnings before income taxes	**231.1**	**304.9**	**435.0**	**272.0**	**256.7**	**231.1**	**256.7**
Closed Block Variable Annuity	20.2	(226.4)	(167.4)	(338.4)	(477.1)	20.2	(477.1)
Net investment gains (losses) and related charges and adjustments	57.6	105.4	64.1	0.8	41.8	57.6	41.8
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	6.4	(26.6)	10.5	32.4	3.1	6.4	3.1
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	-	405.2	-	-	-	-	-
Other adjustments*	(13.0)	65.1	77.8	(42.0)	(38.8)	(13.0)	(42.0)
Total non-operating	**71.2**	**322.7**	**(15.0)**	**(347.2)**	**(471.0)**	**71.2**	**(471.0)**
Income (loss) before income taxes	**302.3**	**627.6**	**420.0**	**(75.2)**	**(214.3)**	**302.3**	**(214.3)**
Less: Income tax expense (benefit)	30.7	(26.1)	(27.7)	10.1	11.2	30.7	11.2
Net income (loss)	**271.6**	**653.7**	**447.7**	**(85.3)**	**(225.5)**	**271.6**	**(225.5)**
Net income (loss) attributable to noncontrolling interest	13.5	105.6	101.1	(3.1)	(13.5)	13.5	(13.5)
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**258.1**	**548.1**	**346.6**	**(82.2)**	**(212.0)**	**258.1**	**(212.0)**

* Other adjustments above includes:
Income (loss) related to businesses exited through reinsurance or divestment; income (loss) attributable to non-controlling interests; and other items, restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

RETIREMENT | INVESTMENTS | INSURANCE

Page 15 of 69

Voya Financial
Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Operating Earnings							
Retirement	114.9	138.6	187.3	132.1	137.8	114.9	137.8
Annuities	54.8	83.2	96.8	59.5	54.3	54.8	54.3
Total Retirement Solutions	169.7	221.8	284.1	191.6	192.1	169.7	192.1
Investment Management	49.8	52.9	54.0	41.1	30.1	49.8	30.1
Individual Life	31.1	47.0	117.0	40.0	50.8	31.1	50.8
Employee Benefits	16.9	30.5	29.1	34.1	12.4	16.9	12.4
Total Insurance Solutions	48.0	77.5	146.1	74.1	63.2	48.0	63.2
Ongoing Business	267.5	352.2	484.2	306.8	285.4	267.5	285.4
Corporate	(37.3)	(44.0)	(63.7)	(52.8)	(50.1)	(37.3)	(50.1)
Total Closed Blocks	0.9	(3.3)	14.5	18.0	21.4	0.9	21.4
Total operating earnings before income taxes	231.1	304.9	435.0	272.0	256.7	231.1	256.7
Adjustments to operating earnings							
Retirement	(11.3)	4.2	52.7	(1.4)	3.0	(11.3)	3.0
Annuities	3.2	27.6	52.3	9.9	7.0	3.2	7.0
Total Retirement Solutions	(8.1)	31.8	105.0	8.5	10.0	(8.1)	10.0
Investment Management	-	1.7	11.5	-	-	-	-
Individual Life	(7.1)	(4.7)	56.8	(4.9)	(2.7)	(7.1)	(2.7)
Employee Benefits	(4.6)	(0.2)	4.0	-	-	(4.6)	-
Total Insurance Solutions	(11.7)	(4.9)	60.8	(4.9)	(2.7)	(11.7)	(2.7)
Ongoing Business	(19.8)	28.6	177.3	3.6	7.3	(19.8)	7.3
Corporate	(48.8)	(43.8)	(47.6)	(43.2)	(41.9)	(48.8)	(41.9)
Total Closed Blocks	-	(0.4)	0.6	-	-	-	-
Total adjustments to operating earnings	(68.6)	(15.6)	130.3	(39.6)	(34.6)	(68.6)	(34.6)
Adjusted Operating Earnings							
Retirement	126.2	134.4	134.6	133.5	134.8	126.2	134.8
Annuities	51.6	55.6	44.5	49.6	47.3	51.6	47.3
Total Retirement Solutions	177.8	190.0	179.1	183.1	182.1	177.8	182.1
Investment Management	49.8	51.2	42.5	41.1	30.1	49.8	30.1
Individual Life	38.2	51.7	60.2	44.9	53.5	38.2	53.5
Employee Benefits	21.5	30.7	25.1	34.1	12.4	21.5	12.4
Total Insurance Solutions	59.7	82.4	85.3	79.0	65.9	59.7	65.9
Ongoing Business	287.3	323.6	306.9	303.2	278.1	287.3	278.1
Corporate	11.5	(0.2)	(16.1)	(9.6)	(8.2)	11.5	(8.2)
Total Closed Blocks	0.9	(2.9)	13.9	18.0	21.4	0.9	21.4
Total adjusted operating earnings before interest and income taxes	299.7	320.5	304.7	311.6	291.3	299.7	291.3

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Page 16 of 69

Voya Financial
DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date	
(in millions USD)	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Retirement							
Balance as of beginning-of-period	1,415.3	1,381.4	1,278.3	843.1	712.4	1,415.3	712.4
Deferrals of commissions and expenses	23.6	27.1	25.5	25.8	28.3	23.6	28.3
Amortization	(39.2)	(53.6)	(44.7)	(23.5)	(42.3)	(39.2)	(42.3)
Unlocking	5.1	19.0	66.0	14.0	19.1	5.1	19.1
Change in unrealized capital gains/losses	(185.7)	41.5	56.3	418.9	125.6	(185.7)	125.6
Balance as of End-of-Period	**1,219.1**	**1,415.3**	**1,381.4**	**1,278.3**	**843.1**	**1,219.1**	**843.1**
Annuities							
Balance as of beginning-of-period	591.7	560.5	518.6	292.4	260.7	591.7	260.7
Deferrals of commissions and expenses	31.5	27.8	23.5	20.8	17.4	31.5	17.4
Amortization	(41.3)	(38.3)	(55.8)	(60.3)	(54.5)	(41.3)	(54.5)
Unlocking	12.5	16.6	45.3	17.9	13.5	12.5	13.5
Change in unrealized capital gains/losses	(86.1)	25.0	28.9	247.8	55.3	(86.1)	55.3
Balance as of End-of-Period	**508.4**	**591.7**	**560.5**	**518.6**	**292.4**	**508.4**	**292.4**
Individual Life							
Balance as of beginning-of-period	2,752.9	2,717.4	2,638.2	2,247.2	2,127.6	2,752.9	2,127.6
Deferrals of commissions and expenses	32.7	36.8	39.8	50.1	52.8	32.7	52.8
Amortization	(32.8)	(46.6)	(71.8)	(50.6)	(48.4)	(32.8)	(48.4)
Unlocking	(4.1)	0.5	22.4	0.1	2.4	(4.1)	2.4
Change in unrealized capital gains/losses	(188.2)	44.9	88.8	391.4	112.8	(188.2)	112.8
Balance as of End-of-Period	**2,560.5**	**2,752.9**	**2,717.4**	**2,638.2**	**2,247.2**	**2,560.5**	**2,247.2**
Other (1)							
Balance as of beginning-of-period	102.7	104.0	105.7	104.1	102.6	102.7	102.6
Deferrals of commissions and expenses	4.2	5.0	4.6	6.1	5.4	4.2	5.4
Amortization	(3.7)	(3.0)	(6.3)	(6.8)	(5.3)	(3.7)	(5.3)
Unlocking	(6.8)	(2.4)	-	-	-	(6.8)	-
Change in unrealized capital gains/losses	0.3	(0.9)	-	2.3	1.4	0.3	1.4
Balance as of End-of-Period	**96.7**	**102.7**	**104.0**	**105.7**	**104.1**	**96.7**	**104.1**
Closed Block Variable Annuity							
Balance as of beginning-of-period	489.0	501.7	519.7	532.8	453.0	489.0	453.0
Deferrals of commissions and expenses	3.0	2.7	1.8	4.3	3.9	3.0	3.9
Amortization	(16.2)	(17.0)	(15.4)	(15.5)	(14.8)	(16.2)	(14.8)
Unlocking	0.4	1.6	(4.3)	(1.8)	(0.2)	0.4	(0.2)
Change in unrealized capital gains/losses	-	-	(0.1)	(0.1)	90.9	-	90.9
Balance as of End-of-Period	**476.2**	**489.0**	**501.7**	**519.7**	**532.8**	**476.2**	**532.8**
Total US							
Balance as of beginning-of-period	5,351.6	5,265.0	5,060.5	4,019.6	3,656.3	5,351.6	3,656.3
Deferrals of commissions and expenses	95.0	99.3	95.2	107.1	107.8	95.0	107.8
Amortization	(133.2)	(158.5)	(194.0)	(156.7)	(165.3)	(133.2)	(165.3)
Unlocking	7.1	35.3	129.4	30.2	34.8	7.1	34.8
Change in unrealized capital gains/losses	(459.7)	110.5	173.9	1,060.3	386.0	(459.7)	386.0
Balance as of End-of-Period	**4,860.8**	**5,351.6**	**5,265.0**	**5,060.5**	**4,019.6**	**4,860.8**	**4,019.6**

(1) Employee Benefits, Investment Management, Other Closed Blocks

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VOYA FINANCIAL™

Voya Financial Page 17 of 69

Consolidated Capital Structure

Balances as of

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

Financial Debt

Commercial paper ———— 4.0

Senior bonds 2,746.3 2,746.0 2,745.8 2,485.5 2,485.1

Subordinated bonds 763.8 763.8 763.8 763.9 13.9

Loans from ING Verzekeringen N.V. ——— 150.0 500.0

Loans from consolidated subs ——— 279.0 274.4

Bank term loan ———— 425.0

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,515.0 3,514.7 3,514.5 3,683.3 3,707.3

Equity

Total common equity 11,424.0 11,423.1 10,820.0 10,383.8 9,938.3

Accumulated other comprehensive income (AOCI) 2,577.5 1,849.1 1,950.0 2,087.8 3,452.8

Total Voya Financial, Inc. Shareholders’ Equity 14,001.5 13,272.2 12,770.0 12,471.6 13,391.1

Total Equity (Excluding AOCI) 11,424.0 11,423.1 10,820.0 10,383.8 9,938.3

Capital

Total Capitalization 17,516.5 16,786.9 16,284.5 16,154.9 17,098.4

Total Capitalization (Excluding AOCI) 14,939.0 14,937.8 14,334.5 14,067.1 13,645.6

Debt to Capital

Debt to Capital 20.1% 20.9% 21.6% 22.8% 21.7%

Debt to Capital (Excluding AOCI) 23.5% 23.5% 24.5% 26.2% 27.2%

Page 18 of 69

Voya Financial
Consolidated Assets Under Management/Assets Under Administration

(in millions USD)

Balances as of March 31, 2014	General Account	Separate Account	Institutional/ Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA
Retirement [1]	28,205.7	58,279.4	20,030.0	106,515.1	235,906.0	342,421.1
Annuities [2]	22,573.2	820.1	3,574.3	26,967.6	-	26,967.6
Retirement Solutions	**50,778.9**	**59,099.5**	**23,604.3**	**133,482.7**	**235,906.0**	**369,388.7**
Investment Management	**79,684.4**	**48,781.9**	**78,311.4**	**206,777.7**	**53,688.8**	**260,466.5**
Insurance						
Individual Life [3]	13,308.0	2,699.7	-	16,007.7	-	16,007.7
Employee Benefits	1,760.5	15.9	-	1,776.4	-	1,776.4
Insurance Solutions	**15,068.5**	**2,715.6**	**-**	**17,784.1**	**-**	**17,784.1**
Eliminations	**(70,035.5)**	**(46,500.9)**	**(9,928.5)**	**(126,464.9)**	**(55,325.3)**	**(181,790.2)**
Total Ongoing Business	**75,496.3**	**64,096.1**	**91,987.2**	**231,579.6**	**234,269.5**	**465,849.1**
Closed Block Variable Annuity	1,517.3	43,524.7	-	45,042.0	-	45,042.0
Closed Block Institutional Spread Products	2,351.1	-	-	2,351.1	-	2,351.1
Closed Block Other	319.7	219.2	-	538.9	-	538.9
Total AUM and AUA	**79,684.4**	**107,840.0**	**91,987.2**	**279,511.6**	**234,269.5**	**513,781.1**

[1] Retirement AUM include wrapped funds as well as unwrapped IIM-managed funds
[2] Annuities AUM includes Payout annuities
[3] Individual Life AUM includes assets backing interest and non-interest sensitive products

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VOYA FINANCIAL™

Retirement

Voya Financial
Retirement Sources of Operating Earnings

Page 20 of 69

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	178.6	181.4	181.3	179.5	183.3	178.6	183.3
Fee based margin	209.5	215.0	209.7	205.5	199.0	209.5	199.0
Net underwriting gain (loss) and other revenue	(3.2)	(2.3)	0.4	(3.0)	(6.0)	(3.2)	(6.0)
Administrative expenses	(188.0)	(181.8)	(171.8)	(174.6)	(170.0)	(188.0)	(170.0)
Trail commissions	(33.7)	(35.3)	(31.4)	(31.9)	(29.9)	(33.7)	(29.9)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(37.0)	(42.8)	(45.2)	(42.0)	(41.6)	(37.0)	(41.6)
DAC/VOBA and other intangibles unlocking [1]	(11.3)	4.4	44.3	(1.4)	3.0	(11.3)	3.0
Operating earnings before income taxes	**114.9**	**138.6**	**187.3**	**132.1**	**137.8**	**114.9**	**137.8**
Gross investment income							
Fixed income	363.7	364.1	356.9	364.7	356.3	363.7	356.3
Limited partnership income	3.0	2.8	(0.1)	1.9	2.3	3.0	2.3
Prepayment fee income	4.3	9.1	2.9	7.9	10.2	4.3	10.2
Total gross investment income	**371.0**	**376.0**	**359.7**	**374.5**	**368.8**	**371.0**	**368.8**
Investment expenses	(15.1)	(14.9)	(14.1)	(14.7)	(14.2)	(15.1)	(14.2)
Credited interest	(204.3)	(210.0)	(207.5)	(203.6)	(199.9)	(204.3)	(199.9)
Net margin	**151.6**	**151.1**	**138.1**	**156.2**	**154.7**	**151.6**	**154.7**
Other investment income[1] [2]	27.0	30.3	43.2	23.3	28.6	27.0	28.6
Investment spread and other investment income	**178.6**	**181.4**	**181.3**	**179.5**	**183.3**	**178.6**	**183.3**
Fee based margin							
Fee based margin - excluding Recordkeeping	155.4	157.3	152.6	145.3	139.2	155.4	139.2
Fee based margin - Recordkeeping	54.1	57.7	57.1	60.3	59.8	54.1	59.8
Fee based margin	**209.5**	**215.0**	**209.7**	**205.5**	**199.0**	**209.5**	**199.0**
Recordkeeping							
Revenue	54.1	57.7	57.1	60.3	59.8	54.1	59.8
Expenses	(53.9)	(54.6)	(53.0)	(53.7)	(53.1)	(53.9)	(53.1)
Operating earnings - Recordkeeping	**0.2**	**3.1**	**4.1**	**6.6**	**6.7**	**0.2**	**6.7**

[1] The three months ended 9/30/13 and 12/31/13 include $14.8 million and $0.4 million of net investment income, $(6.4) million and $(0.6) million of DAC/VOBA and other intangibles amortization, and $4.3 million and $0.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC, respectively.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Voya Financial Page 21 of 69

Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Operating revenues

Net investment income and net realized gains (losses) 388.5 397.4 394.5 388.8 388.9 388.5 388.9

Fee income 191.1 196.1 191.0 189.0 183.8 191.1 183.8

Premiums 0.7 0.7 0.7 3.8 0.5 0.7 0.5

Other revenue 18.2 18.2 20.7 15.3 10.0 18.2 10.0

Total operating revenues 598.5 612.4 606.9 596.9 583.2 598.5 583.2

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (210.7) (218.2) (213.5) (212.1) (204.6) (210.7) (204.6)

Operating expenses (226.0) (220.1) (205.8) (210.0) (204.0) (226.0) (204.0)

Net amortization of DAC/VOBA (46.9) (35.5) (0.3) (42.7) (36.8) (46.9) (36.8)

Interest expense - - - - - - -

Total operating benefits and expenses (483.6) (473.8) (419.6) (464.8) (445.4) (483.6) (445.4)

Operating earnings before income taxes 114.9 138.6 187.3 132.1 137.8 114.9 137.8

Voya Financial Page 22 of 69

Retirement AUM/AUA

Balances as of

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

Assets under management by product group

Corporate markets 40,967.4 40,123.7 37,677.7 35,916.3 35,441.2

Tax-exempt markets 53,564.2 53,200.5 51,183.9 49,451.5 49,269.4

Total full service plans 94,531.6 93,324.2 88,861.6 85,367.8 84,710.6

Stable value 8,908.6 8,914.3 8,705.0 8,406.9 8,279.7

Individual markets 3,074.9 2,998.4 2,850.5 2,702.4 2,612.0

Total AUM 106,515.1 105,236.9 100,417.1 96,477.1 95,602.3

AUA 235,906.0 237,777.1 227,841.9 220,739.5 223,034.6

Total AUM and AUA 342,421.1 343,014.0 328,259.0 317,216.6 318,636.9

Assets under management by fund group

General account 28,205.7 28,169.2 28,088.3 27,700.9 27,387.8

Guaranteed separate account 8,114.6 8,120.0 8,092.5 8,027.0 8,287.8

Non-guaranteed separate account 50,164.8 49,534.0 46,840.4 44,582.7 44,229.0

Mutual funds/Institutional funds 20,030.0 19,413.7 17,395.9 16,166.5 15,697.7

Total AUM 106,515.1 105,236.9 100,417.1 96,477.1 95,602.3

AUA 235,906.0 237,777.1 227,841.9 220,739.5 223,034.6

Total AUM and AUA 342,421.1 343,014.0 328,259.0 317,216.6 318,636.9

Page 23 of 69

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Full service - Corporate markets							
Assets under management, beginning of period	40,123.7	37,677.7	35,916.3	35,441.2	33,265.9	40,123.7	33,265.9
Transfer/Single deposits	900.7	1,251.5	688.2	648.9	1,085.7	900.7	1,085.7
Recurring deposits	1,108.9	845.1	883.5	918.4	1,021.7	1,108.9	1,021.7
Deposits	2,009.6	2,096.6	1,571.7	1,567.3	2,107.4	2,009.6	2,107.4
Surrenders, benefits, and product charges	(1,669.6)	(1,839.9)	(1,645.3)	(1,309.7)	(1,728.5)	(1,669.6)	(1,728.5)
Net Flows	340.0	256.7	(73.6)	257.6	378.9	340.0	378.9
Interest credited and investment performance	503.7	2,189.3	1,835.0	217.5	1,796.4	503.7	1,796.4
Assets under management, end of period	**40,967.4**	**40,123.7**	**37,677.7**	**35,916.3**	**35,441.2**	**40,967.4**	**35,441.2**
Full service - Tax-exempt markets							
Assets under management, beginning of period	53,200.5	51,183.9	49,451.5	49,269.4	46,986.1	53,200.5	46,986.1
Transfer/Single deposits	269.7	271.2	335.0	356.0	642.0	269.7	642.0
Recurring deposits	779.4	756.5	691.0	805.6	772.9	779.4	772.9
Deposits	1,049.1	1,027.7	1,026.0	1,161.6	1,414.9	1,049.1	1,414.9
Surrenders, benefits, and product charges	(1,330.7)	(1,117.5)	(1,101.8)	(1,261.9)	(962.7)	(1,330.7)	(962.7)
Net Flows	(281.6)	(89.8)	(75.8)	(100.3)	452.2	(281.6)	452.2
Interest credited and investment performance	645.3	2,106.4	1,808.2	282.4	1,831.1	645.3	1,831.1
Assets under management, end of period	**53,564.2**	**53,200.5**	**51,183.9**	**49,451.5**	**49,269.4**	**53,564.2**	**49,269.4**
Stable value (1)							
Assets under management, beginning of period	8,914.3	8,705.0	8,406.9	8,279.7	7,792.1	8,914.3	7,792.1
Transfer/Single deposits	134.9	202.1	336.7	353.3	542.0	134.9	542.0
Recurring deposits	47.1	60.1	63.4	49.9	48.0	47.1	48.0
Deposits	182.0	262.2	400.1	403.2	590.0	182.0	590.0
Surrenders, benefits, and product charges	(242.2)	(113.8)	(81.3)	(212.3)	(108.9)	(242.2)	(108.9)
Net Flows	(60.2)	148.4	318.8	190.9	481.1	(60.2)	481.1
Interest credited and investment performance	54.5	60.9	(20.7)	(63.7)	6.5	54.5	6.5
Assets under management, end of period	**8,908.6**	**8,914.3**	**8,705.0**	**8,406.9**	**8,279.7**	**8,908.6**	**8,279.7**
Individual markets							
Assets under management, beginning of period	2,998.4	2,850.5	2,702.4	2,612.0	2,427.1	2,998.4	2,427.1
Transfer/Single deposits	281.8	290.3	280.5	323.6	331.6	281.8	331.6
Recurring deposits	0.6	0.2	0.2	0.5	0.4	0.6	0.4
Deposits	282.4	290.5	280.7	324.1	332.0	282.4	332.0
Surrenders, benefits, and product charges	(236.2)	(242.6)	(215.8)	(230.7)	(224.8)	(236.2)	(224.8)
Net Flows	46.2	47.9	64.9	93.4	107.2	46.2	107.2
Interest credited and investment performance	30.3	100.0	83.2	(3.0)	77.7	30.3	77.7
Assets under management, end of period	**3,074.9**	**2,998.4**	**2,850.5**	**2,702.4**	**2,612.0**	**3,074.9**	**2,612.0**
Total AUM (2)							
Assets under management, beginning of period	105,236.9	100,417.1	96,477.1	95,602.3	90,471.2	105,236.9	90,471.2
Transfer/Single deposits	1,587.1	2,015.1	1,640.4	1,681.8	2,601.3	1,587.1	2,601.3
Recurring deposits	1,936.0	1,661.9	1,638.1	1,774.4	1,843.0	1,936.0	1,843.0
Deposits	3,523.1	3,677.0	3,278.5	3,456.2	4,444.3	3,523.1	4,444.3
Surrenders, benefits, and product charges	(3,478.7)	(3,313.8)	(3,044.2)	(3,014.6)	(3,024.9)	(3,478.7)	(3,024.9)
Net Flows	44.4	363.2	234.3	441.6	1,419.4	44.4	1,419.4
Interest credited and investment performance	1,233.8	4,456.6	3,705.7	433.2	3,711.7	1,233.8	3,711.7
Assets under management, end of period	**106,515.1**	**105,236.9**	**100,417.1**	**96,477.1**	**95,602.3**	**106,515.1**	**95,602.3**

(1) Where Voya is the Investment Manager
(2) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager

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VOYA FINANCIAL™

Annuities

Voya Financial Page 25 of 69

Annuities Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Sources of operating earnings before income taxes:

Investment spread and other investment income (1) 111.0 120.5 127.9 115.4 113.4 111.0 113.4

Fee based margin 13.2 12.9 12.1 11.3 10.5 13.2 10.5

Net underwriting gain (loss) and other revenue 7.0 4.3 2.3 4.4 7.2 7.0 7.2

Administrative expenses (24.7) (22.0) (22.5) (23.2) (21.9) (24.7) (21.9)

Trail commissions (10.4) (9.9) (8.9) (8.6) (8.8) (10.4) (8.8)

DAC/VOBA and other intangibles amortization, excluding

unlocking (1) (44.5) (49.8) (57.9) (49.7) (53.1) (44.5) (53.1)

DAC/VOBA and other intangibles unlocking (1) 3.2 27.2 43.8 9.9 7.0 3.2 7.0

Operating earnings before income taxes 54.8 83.2 96.8 59.5 54.3 54.8 54.3

Gross investment income

Fixed income 257.9 256.4 259.1 258.3 267.6 257.9 267.6

Limited partnership income 4.7 5.3 1.3 5.1 1.6 4.7 1.6

Prepayment fee income 2.5 9.9 6.3 11.1 5.8 2.5 5.8

Total gross investment income 265.1 271.6 266.7 274.5 275.0 265.1 275.0

Investment expenses (10.7) (10.8) (10.5) (11.2) (10.9) (10.7) (10.9)

Credited interest (159.7) (163.0) (168.1) (167.8) (173.7) (159.7) (173.7)

Net margin 94.7 97.8 88.1 95.5 90.4 94.7 90.4

Other investment income (1) (2) 16.3 22.7 39.9 19.9 22.9 16.3 22.9

Investment spread and other investment income 111.0 120.5 127.9 115.4 113.4 111.0 113.4

(1) The three months ended 9/30/13 and 12/31/13 include $19.0 million and $1.3 million of net investment income, $(10.5) million and $(0.9)

million of DAC/VOBA and other intangibles amortization, and $4.2 million and $0.4 million of DAC/VOBA and other intangibles unlocking from

Lehman Recovery/LIHTC, respectively.

(2) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

Voya Financial Page 26 of 69

Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Operating revenues

Net investment income and net realized gains (losses) 270.6 283.4 295.9 283.5 287.1 270.6 287.1

Fee income 13.2 12.2 11.8 11.2 9.9 13.2 9.9

Premiums 66.1 14.4 7.5 6.7 7.8 66.1 7.8

Other revenue 4.5 3.9 3.9 2.6 2.8 4.5 2.8

Total operating revenues 354.4 313.9 319.1 304.0 307.6 354.4 307.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (229.8) (180.4) (182.2) (183.9) (184.4) (229.8) (184.4)

Operating expenses (35.5) (32.1) (31.7) (32.2) (31.0) (35.5) (31.0)

Net amortization of DAC/VOBA (34.3) (18.2) (8.4) (28.4) (37.9) (34.3) (37.9)

Interest expense - - - - - - -

Total operating benefits and expenses (299.6) (230.7) (222.3) (244.5) (253.3) (299.6) (253.3)

Operating earnings before income taxes 54.8 83.2 96.8 59.5 54.3 54.8 54.3

Voya Financial Page 27 of 69

Annuities AUM

Balances as of

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

Assets Under Management

Fixed single year 3,825.4 3,889.5 3,985.4 4,104.1 4,204.7

Fixed multi-year 3,342.9 3,445.7 3,608.1 3,748.6 3,853.0

Indexed 12,883.5 12,648.4 12,494.9 12,362.8 12,255.3

SPIA & Payout 2,871.1 2,803.5 2,760.4 2,762.9 2,794.8

Other annuities 470.4 474.8 452.6 438.9 444.7

Mutual funds 3,574.3 3,384.9 3,077.8 2,816.2 2,675.5

Total AUM 26,967.6 26,646.7 26,379.2 26,233.5 26,228.0

Assets Under Management

General account 22,573.2 22,432.2 22,508.2 22,647.3 22,772.4

Separate account 820.1 829.6 793.2 770.0 780.1

Mutual funds 3,574.3 3,384.9 3,077.8 2,816.2 2,675.5

Total AUM 26,967.6 26,646.7 26,379.2 26,233.5 26,228.0

Page 28 of 69

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	7,335.2	7,593.5	7,852.7	8,057.7	8,222.9	7,335.2	8,222.9
Deposits	12.0	17.7	14.5	16.5	12.2	12.0	12.2
Surrenders, benefits, and product charges	(245.2)	(348.1)	(346.9)	(300.6)	(254.0)	(245.2)	(254.0)
Net cash flow	(233.2)	(330.4)	(332.4)	(284.1)	(241.8)	(233.2)	(241.8)
Interest credited and investment performance	66.3	72.1	73.2	79.1	76.6	66.3	76.6
Assets Under Management, end of period	**7,168.3**	**7,335.2**	**7,593.5**	**7,852.7**	**8,057.7**	**7,168.3**	**8,057.7**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	12,648.4	12,494.9	12,362.8	12,255.3	12,209.2	12,648.4	12,209.2
Deposits	436.2	379.3	334.8	286.7	245.9	436.2	245.9
Surrenders, benefits, and product charges	(316.5)	(348.6)	(327.3)	(332.8)	(288.9)	(316.5)	(288.9)
Net cash flow	119.8	30.7	7.6	(46.2)	(43.1)	119.8	(43.1)
Interest credited and investment performance	115.3	122.8	124.6	153.7	89.1	115.3	89.1
Assets Under Management, end of period	**12,883.5**	**12,648.4**	**12,494.9**	**12,362.8**	**12,255.3**	**12,883.5**	**12,255.3**
SPIA & Payout							
Assets Under Management, beginning of period	2,803.5	2,760.4	2,762.9	2,794.8	2,806.6	2,803.5	2,806.6
Deposits	119.6	94.5	51.1	37.2	39.8	119.6	39.8
Surrenders, benefits, and product charges	(86.4)	(108.7)	(110.6)	(107.7)	(101.0)	(86.4)	(101.0)
Net cash flow	33.2	(14.2)	(59.5)	(70.5)	(61.3)	33.2	(61.3)
Interest credited and investment performance	34.4	57.3	57.0	38.5	49.5	34.4	49.5
Assets Under Management, end of period	**2,871.1**	**2,803.5**	**2,760.4**	**2,762.9**	**2,794.8**	**2,871.1**	**2,794.8**
Mutual Fund Custodial							
Assets Under Management, beginning of period	3,384.9	3,077.8	2,816.2	2,675.5	2,433.5	3,384.9	2,433.5
Deposits	292.6	288.3	270.6	283.1	255.4	292.6	255.4
Surrenders, benefits, and product charges	(146.8)	(135.1)	(133.8)	(114.2)	(115.3)	(146.8)	(115.3)
Net cash flow	145.7	153.3	136.8	168.9	140.1	145.7	140.1
Interest credited and investment performance	43.7	153.8	124.8	(28.1)	101.8	43.7	101.8
Assets Under Management, end of period	**3,574.3**	**3,384.9**	**3,077.8**	**2,816.2**	**2,675.5**	**3,574.3**	**2,675.5**
Other Annuities							
Assets Under Management, beginning of period	474.8	452.6	438.9	444.7	428.7	474.8	428.7
Deposits	1.3	1.0	0.6	1.1	1.6	1.3	1.6
Surrenders, benefits, and product charges	(11.9)	(12.4)	(14.1)	(13.0)	(15.8)	(11.9)	(15.8)
Net cash flow	(10.5)	(11.4)	(13.5)	(11.8)	(14.3)	(10.5)	(14.3)
Interest credited and investment performance	6.1	33.6	27.2	6.1	30.3	6.1	30.3
Assets Under Management, end of period	**470.4**	**474.8**	**452.6**	**438.9**	**444.7**	**470.4**	**444.7**
Annuities - Total							
Assets Under Management, beginning of period	26,646.7	26,379.2	26,233.5	26,228.0	26,101.1	26,646.7	26,101.1
Deposits	861.7	780.9	671.7	624.6	554.8	861.7	554.8
Surrenders, benefits, and product charges	(806.8)	(952.8)	(932.7)	(868.3)	(775.1)	(806.8)	(775.1)
Net cash flow	54.9	(171.9)	(261.0)	(243.7)	(220.3)	54.9	(220.3)
Interest credited and investment performance	266.0	439.4	406.7	249.2	347.3	266.0	347.3
Assets Under Management, end of period	**26,967.6**	**26,646.7**	**26,379.2**	**26,233.5**	**26,228.0**	**26,967.6**	**26,228.0**

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Investment Management

Voya Financial Page 30 of 69

Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Sources of operating earnings before income

taxes:

Investment capital and other investment income (1) 7.5 12.1 16.8 6.2 2.6 7.5 2.6

Fee based margin 153.0 155.0 143.3 142.4 129.3 153.0 129.3

Administrative expenses (110.7) (114.2) (106.1) (107.5) (101.8) (110.7) (101.8)

Operating earnings before income taxes 49.8 52.9 54.0 41.1 30.1 49.8 30.1

(1) The three months ended 9/30/13 and 12/31/13 include $11.5 million and $1.7 million respectively of net investment income from Lehman Recovery/LIHTC.

Voya Financial Page 31 of 69

Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Operating revenues

Net investment income and net realized gains (losses) 7.3 11.7 16.4 6.1 2.8 7.3 2.8

Fee income 145.8 141.4 135.4 132.3 121.7 145.8 121.7

Other revenue 7.4 14.0 8.3 10.2 7.4 7.4 7.4

Total operating revenues 160.5 167.1 160.1 148.6 131.9 160.5 131.9

Operating benefits and expenses

Operating expenses (110.7) (114.2) (106.1) (107.5) (101.8) (110.7) (101.8)

Total operating benefits and expenses (110.7) (114.2) (106.1) (107.5) (101.8) (110.7) (101.8)

Operating earnings before income taxes 49.8 52.9 54.0 41.1 30.1 49.8 30.1

Page 32 of 69

Voya Financial
Investment Management Key Metrics

(in millions USD)	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
	Balances as of					Balances as of	
Client Assets by Source:							
External clients							
Investment Management sourced	69,104.4	66,362.2	63,275.4	60,643.9	58,002.1	69,104.4	58,002.1
Affiliate sourced	57,988.9	53,935.0	52,169.5	49,404.6	49,658.0	57,988.9	49,658.0
Subtotal external clients	**127,093.3**	**120,297.2**	**115,445.0**	**110,048.5**	**107,660.1**	**127,093.3**	**107,660.1**
General Account (1)	79,684.4	78,988.8	80,260.3	80,275.3	79,965.9	79,684.4	79,965.9
Total Client Assets (AUM)	**206,777.7**	**199,286.0**	**195,705.3**	**190,323.8**	**187,626.0**	**206,777.7**	**187,626.0**
Administration Only Assets (AUA)	53,688.8	58,462.8	55,843.7	55,294.2	55,732.5	53,688.8	55,732.5
Total AUM and AUA	**260,466.5**	**257,748.8**	**251,549.0**	**245,618.0**	**243,358.5**	**260,466.5**	**243,358.5**

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
	Three Months Ended					Year to Date	
Analysis of investment advisory and administrative revenues, net, by source: (2)							
External clients							
Investment Management sourced	78.5	74.6	69.4	68.2	58.0	78.5	58.0
Affiliate sourced	28.3	26.8	25.8	23.5	22.1	28.3	22.1
Subtotal External Clients	**106.8**	**101.4**	**95.2**	**91.7**	**80.1**	**106.8**	**80.1**
General Account	36.1	36.2	36.2	36.2	36.8	36.1	36.8
Total investment advisory and administrative revenues, net, from AUM	**142.9**	**137.6**	**131.4**	**127.9**	**116.9**	**142.9**	**116.9**
Administration Only Fees	2.9	3.8	4.0	4.4	4.8	2.9	4.8
Total investment advisory and administrative revenues, net, by source (2)	**145.8**	**141.4**	**135.4**	**132.3**	**121.7**	**145.8**	**121.7**
Revenue Yield (bps): (2) (3)							
External clients							
Investment Management sourced	46.7	46.0	44.7	45.6	41.5	46.7	41.5
Affiliate sourced	20.4	20.1	20.5	18.9	18.3	20.4	18.3
Revenue Yield on Institutional/retail	**34.8**	**34.4**	**33.8**	**33.5**	**30.8**	**34.8**	**30.8**
General Account	18.3	18.0	18.0	18.1	18.3	18.3	18.3
Revenue Yield on Client Assets (AUM)	**28.3**	**27.7**	**27.3**	**27.0**	**25.3**	**28.3**	**25.3**
Revenue Yield on Administration Only Assets (AUA)	2.1	2.7	2.9	3.1	3.5	2.1	3.5
Total Revenue Yield on AUM and AUA (bps) (2) (3)	**22.6**	**22.1**	**21.8**	**21.6**	**20.3**	**22.6**	**20.3**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

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Page 33 of 69

Voya Financial
Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
AUM Roll-forward By Source							
Investment Management Sourced							
Beginning AUM	**66,362.2**	**63,275.4**	**60,643.9**	**58,002.1**	**54,061.9**	**66,362.2**	**54,061.9**
Inflows							
Inflows from sub-advisor replacements	-	-	-	-	197.6	-	197.6
Inflows-other	4,189.3	4,589.9	3,875.4	5,760.6	4,598.0	4,189.3	4,598.0
Outflows	(2,844.0)	(3,302.9)	(3,160.6)	(2,615.4)	(2,164.9)	(2,844.0)	(2,164.9)
Net Flows	**1,345.3**	**1,287.0**	**714.9**	**3,145.2**	**2,630.7**	**1,345.3**	**2,630.7**
Net Money Market Flows	28.1	2.3	5.1	(21.5)	(3.2)	28.1	(3.2)
Change in Market Value	843.6	1,827.6	1,801.8	(513.0)	1,728.2	843.6	1,728.2
Other (Including Acquisitions / Divestitures)	525.2	(30.0)	109.8	31.1	(415.5)	525.2	(415.5)
Investment Management sourced AUM End of Period	**69,104.4**	**66,362.2**	**63,275.4**	**60,643.9**	**58,002.1**	**69,104.4**	**58,002.1**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	2.03%	2.03%	1.18%	5.42%	4.87%	2.03%	4.87%
Market Growth %	1.27%	2.89%	2.97%	-0.88%	3.20%	1.27%	3.20%
Affiliate Sourced							
Beginning AUM	**53,935.0**	**52,169.5**	**49,404.6**	**49,658.0**	**47,284.6**	**53,935.0**	**47,284.6**
Inflows							
Inflows from sub-advisor replacements	4,671.9	-	869.8	537.0	447.1	4,671.9	447.1
Inflows-other	949.2	1,149.3	1,849.6	1,024.1	1,579.6	949.2	1,579.6
Outflows	(2,082.2)	(1,790.4)	(1,600.8)	(1,606.7)	(1,479.9)	(2,082.2)	(1,479.9)
Net Flows	**3,538.9**	**(641.1)**	**1,118.6**	**(45.6)**	**546.8**	**3,538.9**	**546.8**
Net Money Market Flows	(45.5)	(156.8)	(21.1)	39.8	(226.2)	(45.5)	(226.2)
Change in Market Value	639.8	2,491.3	2,088.5	10.4	2,111.2	639.8	2,111.2
Other (Including Acquisitions / Divestitures)	(79.3)	72.1	(421.0)	(258.0)	(58.5)	(79.3)	(58.5)
Affiliate sourced AUM End of Period	**57,988.9**	**53,935.0**	**52,169.5**	**49,404.6**	**49,658.0**	**57,988.9**	**49,658.0**
Organic Growth (Long Term Net Flows / Beginning of Period AUM)	6.56%	-1.23%	2.26%	-0.09%	1.16%	6.56%	1.16%
Market Growth %	1.19%	4.78%	4.23%	0.02%	4.46%	1.19%	4.46%
Other affiliate sourced net flows	4,340.2	10.0	1,722.3	572.2	1,040.4	4,340.2	1,040.4
Variable annuity net flows	(801.3)	(651.1)	(603.8)	(617.8)	(493.6)	(801.3)	(493.6)
Total affiliate sourced net flows	**3,538.9**	**(641.1)**	**1,118.6**	**(45.6)**	**546.8**	**3,538.9**	**546.8**
Investment Management sourced net flows	**1,345.3**	**1,287.0**	**714.9**	**3,145.2**	**2,630.7**	**1,345.3**	**2,630.7**
Total net flows	**4,884.2**	**645.9**	**1,833.5**	**3,099.6**	**3,177.5**	**4,884.2**	**3,177.5**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**1,013.6**	**1,297.0**	**1,567.5**	**3,180.4**	**3,026.4**	**1,013.6**	**3,026.4**

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Voya Financial Page 34 of 69

Investment Management Account Value by Asset Type

Balances as of

3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

(in millions USD)

Institutional

Equity 18,934.5 18,334.8 16,934.3 15,645.2 14,644.1

Fixed Income 38,014.5 36,532.3 35,223.5 34,034.0 32,246.4

Real Estate - - - - -

Money Market 28.1 28.6 27.2 18.9 17.1

Total 56,977.1 54,895.7 52,185.0 49,698.1 46,907.6

Retail

Equity 42,320.6 41,408.5 38,963.8 36,162.9 36,199.9

Fixed Income 18,798.5 15,209.9 15,191.3 15,208.2 15,459.7

Real Estate 6,873.5 6,647.6 6,801.5 6,660.2 6,794.1

Money Market 2,123.6 2,135.5 2,303.4 2,319.1 2,298.7

Total 70,116.2 65,401.5 63,260.0 60,350.4 60,752.4

General Account

Equity 265.4 280.3 292.6 356.5 360.5

Fixed Income 78,457.1 77,958.6 78,097.5 78,137.2 76,389.0

Real Estate - - - - -

Money Market 961.9 749.9 1,870.2 1,781.6 3,216.4

Total 79,684.4 78,988.8 80,260.3 80,275.3 79,965.9

Combined Asset Type

Equity 61,520.5 60,023.6 56,190.9 52,164.6 51,204.6

Fixed Income 135,270.1 129,700.8 128,512.2 127,379.4 124,095.1

Real Estate 6,873.5 6,647.6 6,801.5 6,660.2 6,794.1

Money Market 3,113.6 2,914.0 4,200.7 4,119.6 5,532.2

Total 206,777.7 199,286.0 195,705.3 190,323.8 187,626.0

Individual Life

Page 36 of 69

Voya Financial
Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	53.9	57.1	95.1	48.2	52.4	53.9	52.4
Fee based margin	5.5	5.8	4.6	5.0	4.8	5.5	4.8
Net underwriting gain (loss) and other revenue	86.7	100.4	119.9	115.8	115.9	86.7	115.9
Administrative expenses	(68.3)	(65.9)	(64.0)	(69.8)	(67.0)	(68.3)	(67.0)
Trail commissions	(6.2)	(4.9)	(4.8)	(5.9)	(7.7)	(6.2)	(7.7)
DAC/VOBA and other intangibles amortization, excluding unlocking [1]	(33.4)	(39.1)	(70.2)	(48.4)	(44.9)	(33.4)	(44.9)
DAC/VOBA and other intangibles unlocking [1]	(7.1)	(6.4)	36.4	(4.9)	(2.7)	(7.1)	(2.7)
Operating earnings before income taxes	**31.1**	**47.0**	**117.0**	**40.0**	**50.8**	**31.1**	**50.8**
Gross Investment Income							
Fixed income	210.7	209.5	208.6	204.2	203.2	210.7	203.2
Limited partnership income	4.2	3.6	0.7	3.9	1.5	4.2	1.5
Prepayment fee income	0.5	3.6	3.6	3.1	7.7	0.5	7.7
Total gross investment income	**215.4**	**216.7**	**212.9**	**211.2**	**212.4**	**215.4**	**212.4**
Investment expenses	(6.1)	(6.2)	(5.8)	(5.7)	(5.4)	(6.1)	(5.4)
Credited interest	(162.1)	(165.1)	(162.5)	(163.8)	(162.3)	(162.1)	(162.3)
Net margin	**47.2**	**45.4**	**44.6**	**41.7**	**44.7**	**47.2**	**44.7**
Other investment income [1] [2]	6.7	11.7	50.6	6.5	7.6	6.7	7.6
Investment spread and other investment income	**53.9**	**57.1**	**95.1**	**48.2**	**52.4**	**53.9**	**52.4**
Net underwriting gain (loss) and other revenue							
Fee Revenue/Premiums	488.5	494.2	499.3	500.1	488.4	488.5	488.4
Net Mortality, including Reinsurance	(326.4)	(305.8)	(283.9)	(293.4)	(301.8)	(326.4)	(301.8)
Reserve Change/Other	(75.4)	(88.0)	(95.5)	(90.9)	(70.7)	(75.4)	(70.7)
Total net underwriting gain (loss) and other revenue	**86.7**	**100.4**	**119.9**	**115.8**	**115.9**	**86.7**	**115.9**

[1] The three months ended 9/30/13 and 12/31/13 include $43.4 million and $3.8 million of net investment income, $(23.0) million and $(2.1) million of DAC/VOBA and other intangibles amortization, and $16.2 million and $1.4 million of DAC/VOBA and other intangibles unlocking from Lehman Recovery/LIHTC, respectively.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans

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Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Operating revenues

Net investment income and net realized gains (losses) 219.8 224.5 258.7 215.4 216.9 219.8 216.9

Fee income 283.6 278.5 278.4 280.0 276.8 283.6 276.8

Premiums 183.7 185.3 174.7 192.1 185.8 183.7 185.8

Other revenue 5.1 4.6 5.3 7.3 7.6 5.1 7.6

Total operating revenues 692.2 692.9 717.1 694.8 687.1 692.2 687.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (527.8) (518.8) (468.7) (512.4) (501.6) (527.8) (501.6)

Operating expenses (95.7) (88.9) (83.9) (94.6) (90.9) (95.7) (90.9)

Net amortization of DAC/VOBA (37.6) (38.2) (47.5) (47.6) (42.9) (37.6) (42.9)

Interest expense - - - (0.2) (0.9) - (0.9)

Total operating benefits and expenses (661.1) (645.9) (600.1) (654.8) (636.3) (661.1) (636.3)

Operating earnings before income taxes 31.1 47.0 117.0 40.0 50.8 31.1 50.8

Page 38 of 69

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Sales by Product Line							
Guaranteed	-	-	0.1	-	0.5	-	0.5
Accumulation	2.8	2.0	2.8	3.9	4.0	2.8	4.0
Indexed	7.9	8.4	5.8	6.6	6.8	7.9	6.8
Total Universal life	**10.7**	**10.4**	**8.7**	**10.5**	**11.3**	**10.7**	**11.3**
Variable life	0.9	0.7	2.8	2.4	2.7	0.9	2.7
Term	7.2	9.8	11.2	13.9	15.2	7.2	15.2
Whole life	0.1	0.1	0.1	-	-	0.1	-
Total sales by product line	**18.9**	**21.0**	**22.8**	**26.8**	**29.2**	**18.9**	**29.2**
Sales by Distribution							
Independent life sales	13.2	12.9	13.3	17.2	19.1	13.2	19.1
Strategic distribution	3.7	5.2	5.8	5.3	5.4	3.7	5.4
Alternative and specialty markets	2.0	2.9	3.7	4.3	4.7	2.0	4.7
Total sales by distribution	**18.9**	**21.0**	**22.8**	**26.8**	**29.2**	**18.9**	**29.2**
Gross premiums and deposits by product:							
Interest sensitive	276.0	276.1	271.5	273.2	275.2	276.0	275.2
Non - interest sensitive	223.6	227.0	217.2	233.6	223.4	223.6	223.4
Total gross premiums and deposits	**499.6**	**503.0**	**488.7**	**506.8**	**498.6**	**499.6**	**498.6**
Applications							
New business policy count (Paid)	7,879	9,906	11,904	15,290	16,137	7,879	16,137
End of Period:							
In-force face amount (by product)							
Universal life	78,162	78,581	78,901	79,505	79,969	78,162	79,969
Variable life	27,667	28,198	28,679	29,153	29,642	27,667	29,642
Term	494,756	495,995	496,935	497,596	496,919	494,756	496,919
Whole life	2,176	2,217	2,241	2,274	2,313	2,176	2,313
Total In-force Face	**602,761**	**604,990**	**606,756**	**608,528**	**608,844**	**602,761**	**608,844**
In-force policy count (in whole numbers)							
Universal life	289,045	292,096	295,241	298,406	301,703	289,045	301,703
Variable life	65,635	66,811	67,887	69,135	70,364	65,635	70,364
Term	828,414	830,832	832,506	832,402	829,444	828,414	829,444
Whole life	140,209	142,409	144,274	146,425	148,767	140,209	148,767
Total Policy Counts	**1,323,303**	**1,332,148**	**1,339,908**	**1,346,368**	**1,350,278**	**1,323,303**	**1,350,278**
Assets under management							
General account	13,308.0	13,271.3	13,257.4	13,190.7	13,089.6	13,308.0	13,089.6
Separate account	2,699.7	2,724.3	2,590.3	2,487.0	2,509.2	2,699.7	2,509.2
Total	**16,007.7**	**15,995.6**	**15,847.7**	**15,677.7**	**15,598.8**	**16,007.7**	**15,598.8**

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Employee Benefits

Page 40 of 69

Voya Financial
Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Sources of operating earnings before income taxes:							
Investment spread and other investment income [1]	10.9	13.6	16.3	11.7	12.0	10.9	12.0
Net underwriting gain (loss) and other revenue	83.1	78.3	76.3	86.9	62.8	83.1	62.8
Administrative expenses	(44.7)	(38.5)	(39.9)	(41.0)	(39.6)	(44.7)	(39.6)
Trail commissions	(23.4)	(18.0)	(18.7)	(19.6)	(19.7)	(23.4)	(19.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(4.4)	(4.4)	(4.9)	(3.9)	(3.1)	(4.4)	(3.1)
DAC/VOBA and other intangibles unlocking	(4.6)	(0.5)	-	-	-	(4.6)	-
Operating earnings before income taxes	**16.9**	**30.5**	**29.1**	**34.1**	**12.4**	**16.9**	**12.4**
Gross Investment Income							
Fixed income	24.7	25.4	25.3	24.7	26.1	24.7	26.1
Limited partnership income	0.4	0.6	-	0.4	0.1	0.4	0.1
Prepayment fee income	0.1	1.0	1.1	1.3	0.5	0.1	0.5
Total gross investment income	**25.2**	**27.0**	**26.4**	**26.4**	**26.7**	**25.2**	**26.7**
Investment expenses	(0.8)	(0.6)	(0.8)	(0.8)	(0.9)	(0.8)	(0.9)
Credited interest	(15.8)	(15.7)	(15.8)	(16.1)	(16.3)	(15.8)	(16.3)
Net margin	**8.6**	**10.7**	**9.8**	**9.5**	**9.5**	**8.6**	**9.5**
Other investment income [1][2]	2.3	2.9	6.5	2.2	2.5	2.3	2.5
Investment spread and other investment income	**10.9**	**13.6**	**16.3**	**11.7**	**12.0**	**10.9**	**12.0**
Group life							
Premiums	113.3	117.2	118.1	119.3	118.9	113.3	118.9
Benefits	(92.9)	(84.3)	(97.0)	(89.9)	(101.5)	(92.9)	(101.5)
Other [3]	(2.1)	(2.5)	(1.1)	(2.6)	(3.1)	(2.1)	(3.1)
Total	**18.3**	**30.5**	**20.0**	**26.8**	**14.2**	**18.3**	**14.2**
Loss Ratio (Interest adjusted)	**82.0%**	**72.0%**	**82.1%**	**75.4%**	**85.4%**	**82.0%**	**85.4%**
Group stop loss							
Premiums	163.9	138.8	136.3	133.9	135.7	163.9	135.7
Benefits	(118.6)	(108.9)	(99.3)	(96.6)	(105.4)	(118.6)	(105.4)
Other [3]	(1.4)	(0.4)	(1.1)	(0.3)	(1.3)	(1.4)	(1.3)
Total	**43.9**	**29.5**	**35.9**	**37.0**	**29.1**	**43.9**	**29.1**
Loss Ratio	**72.4%**	**78.4%**	**72.8%**	**72.1%**	**77.6%**	**72.4%**	**77.6%**
Voluntary Benefits, Disability, and Other	**21.0**	**18.3**	**20.5**	**23.1**	**19.4**	**21.0**	**19.4**
Net underwriting gain (loss) and other revenue	**83.1**	**78.3**	**76.3**	**86.9**	**62.8**	**83.1**	**62.8**

[1] The three months ended 9/30/13 and 12/31/13 include $4.0 million and $0.3 million of net investment income from Lehman Recovery/LIHTC, respectively.

[2] Includes investment income on assets backing surplus that has been allocated from the corporate segment.

[3] Other includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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Voya Financial Page 41 of 69

Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Operating revenues

Net investment income and net realized gains (losses) 26.7 29.2 32.1 27.9 28.4 26.7 28.4

Fee income 15.6 15.9 15.5 15.8 15.8 15.6 15.8

Premiums 296.3 272.4 269.6 269.0 274.9 296.3 274.9

Other revenue 0.3 (1.0) (1.0) (1.0) (1.0) 0.3 (1.0)

Total operating revenues 338.9 316.5 316.2 311.7 318.1 338.9 318.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders (244.5) (223.9) (223.7) (213.2) (242.6) (244.5) (242.6)

Operating expenses (68.4) (57.1) (58.5) (60.5) (60.0) (68.4) (60.0)

Net amortization of DAC/VOBA (9.1) (5.0) (4.9) (3.9) (3.1) (9.1) (3.1)

Total operating benefits and expenses (322.0) (286.0) (287.1) (277.6) (305.7) (322.0) (305.7)

Operating earnings before income taxes 16.9 30.5 29.1 34.1 12.4 16.9 12.4

Voya Financial Page 42 of 69

Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Sales

Group life (Basic / Sup / AD&D) 37.5 5.4 7.3 1.6 44.0 37.5 44.0

Group stop loss 182.4 14.0 38.1 11.6 89.7 182.4 89.7

Disability 8.6 3.1 2.5 1.1 10.9 8.6 10.9

Association (Life, DI, PAI) — 3.6 0.1 0.3 —— -

Other (PAI) 1.0 0.4 0.2 0.1 1.8 1.0 1.8

Total group products 229.5 26.5 48.2 14.7 146.4 229.5 146.4

Voluntary products 22.3 9.1 4.0 3.8 10.3 22.3 10.3

Total sales by product line 251.8 35.6 52.2 18.4 156.7 251.8 156.7

Total gross premiums and deposits 342.9 314.5 316.2 311.3 319.5 342.9 319.5

Total annualized in-force premiums 1,407.7 1,294.6 1,292.4 1,273.5 1,316.2 1,407.7 1,316.2

Assets under management (EOP)

General account 1,760.5 1,739.2 1,753.6 1,747.3 1,739.1 1,760.5 1,739.1

Separate account 15.9 15.9 15.2 14.8 14.7 15.9 14.7

Total 1,776.4 1,755.1 1,768.8 1,762.1 1,753.8 1,776.4 1,753.8

Corporate

Voya Financial Page 44 of 69

Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

Interest expense (47.0) (47.0) (47.6) (43.2) (41.9) (47.0) (41.9)

Closed Block Variable Annuity contingent capital LOC — —— (5.6) (12.8) — (12.8)

Amortization of intangibles (8.6) (8.7) (8.7) (8.8) (8.8) (8.6) (8.8)

Other 18.3 11.7 (7.4) 4.8 13.4 18.3 13.4

Operating earnings before income taxes (37.3) (44.0) (63.7) (52.8) (50.1) (37.3) (50.1)

Closed Blocks (Variable Annuity and Other)

Page 46 of 69

Voya Financial
Closed Block ISP and Other Operating Earnings

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Closed Block Institutional Spread Products [1]	5.4	(5.8)	8.7	10.9	22.1	5.4	22.1
Closed Block Other [2]	(4.5)	2.5	5.8	7.1	(0.7)	(4.5)	(0.7)
Operating earnings before income taxes	**0.9**	**(3.3)**	**14.5**	**18.0**	**21.4**	**0.9**	**21.4**

Closed Block Institutional Spread Products	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Operating revenues							
Net investment income and net realized gains (losses) [1]	17.2	21.1	22.8	26.0	38.0	17.2	38.0
Fee income	-	-	-	-	-	-	-
Premiums	0.6	0.6	0.6	0.6	0.6	0.6	0.6
Other revenue	(0.2)	(0.3)	(0.3)	(0.3)	(0.3)	(0.2)	(0.3)
Total operating revenues	**17.6**	**21.4**	**23.1**	**26.3**	**38.3**	**17.6**	**38.3**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(8.8)	(24.6)	(11.9)	(12.7)	(13.5)	(8.8)	(13.5)
Operating expenses	(3.3)	(2.5)	(2.4)	(2.6)	(2.6)	(3.3)	(2.6)
Net amortization of DAC/VOBA	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Interest expense	-	-	-	-	-	-	-
Total operating benefits and expenses	**(12.2)**	**(27.2)**	**(14.4)**	**(15.4)**	**(16.2)**	**(12.2)**	**(16.2)**
Operating earnings before income taxes	**5.4**	**(5.8)**	**8.7**	**10.9**	**22.1**	**5.4**	**22.1**

Closed Block Other	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Operating revenues							
Net investment income and net realized gains (losses) [2]	5.9	5.5	7.1	6.0	6.0	5.9	6.0
Fee income	-	-	-	-	-	-	-
Premiums	1.9	(0.1)	0.4	1.1	0.9	1.9	0.9
Other revenue	0.2	0.2	0.1	0.2	0.3	0.2	0.3
Total operating revenues	**8.0**	**5.6**	**7.6**	**7.3**	**7.2**	**8.0**	**7.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(6.7)	(0.6)	0.8	7.3	(6.8)	(6.7)	(6.8)
Operating expenses	(5.8)	(2.5)	(2.6)	(7.5)	(1.1)	(5.8)	(1.1)
Total operating benefits and expenses	**(12.5)**	**(3.1)**	**(1.8)**	**(0.2)**	**(7.9)**	**(12.5)**	**(7.9)**
Operating earnings before income taxes	**(4.5)**	**2.5**	**5.8**	**7.1**	**(0.7)**	**(4.5)**	**(0.7)**

[1] The three months ended 9/30/13 and 12/31/13 include $(0.2) million and $(0.2) million of net investment income from Lehman Recovery/LIHTC, respectively.

[2] The three months ended 9/30/13 and 12/31/13 include $0.8 million and $(0.2) million of net investment income from Lehman Recovery/LIHTC, respectively.

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Voya Financial
Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Revenues							
Net investment income	34.8	29.5	28.8	20.9	18.4	34.8	18.4
Fee income	316.8	331.8	325.3	320.7	309.3	316.8	309.3
Premiums	50.2	40.4	38.8	-	-	50.2	-
Net realized gains (losses)	(121.1)	(560.8)	(463.0)	(408.4)	(776.4)	(121.1)	(776.4)
Other revenues and premiums	3.9	3.2	4.0	6.5	4.7	3.9	4.7
Total revenues	**284.6**	**(155.9)**	**(66.1)**	**(60.3)**	**(444.0)**	**284.6**	**(444.0)**
Benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(126.5)	64.5	37.6	(144.3)	94.1	(126.5)	94.1
Operating expenses and interest expense	(122.1)	(119.6)	(119.2)	(116.5)	(112.2)	(122.1)	(112.2)
Net amortization of DAC/VOBA	(15.8)	(15.4)	(19.7)	(17.3)	(15.0)	(15.8)	(15.0)
Total benefits and expenses	**(264.4)**	**(70.5)**	**(101.3)**	**(278.1)**	**(33.1)**	**(264.4)**	**(33.1)**
Income (loss) before income taxes	**20.2**	**(226.4)**	**(167.4)**	**(338.4)**	**(477.1)**	**20.2**	**(477.1)**

The following table presents notable items that result in volatility in income (loss) before income taxes:	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(239.1)	(201.9)	(366.3)	(407.4)	(453.9)	(239.1)	(453.9)
Gains (losses) related to CHO program [1]	(10.9)	-	(40.7)	(45.6)	(158.5)	(10.9)	(158.5)
Gain (loss) due to nonperformance risk[1]	29.5	(271.7)	5.2	(121.3)	(106.7)	29.5	(106.7)
Net investment gains (losses) [1]	(0.6)	(0.7)	(3.7)	3.5	13.5	(0.6)	13.5
DAC/VOBA and other intangibles unlocking and loss recognition	0.4	1.6	(4.3)	(1.8)	(0.2)	0.4	(0.2)

[1] Amounts exclude net amortization of DAC/VOBA and other intangibles.

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Voya Financial Page 48 of 69

Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

Death and living benefits-account value

GMAB/GMWB 893 943 957 970 1,043

GMIB 15,594 15,909 15,443 15,048 15,482

GMWBL 16,373 16,537 16,053 15,636 16,075

No living benefits 11,117 11,351 11,107 10,934 11,246

Total (1) 43,977 44,740 43,560 42,588 43,846

Net amount at risk (after reinsurance)

Total DB NAR 5,090 5,074 5,720 6,437 6,105

GMAB/GMWB 20 20 25 32 32

GMIB(2) 1,964 1,682 2,321 2,780 3,029

GMWBL(2) 656 452 700 960 1,293

Total LB NAR 2,640 2,154 3,046 3,772 4,354

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business

(2) GMIB and GMWBL values represent discounted net amount at risk

Voya Financial Page 49 of 69

Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

3/31/14 12/31/13 9/30/13 6/30/13 3/31/13 3/31/14 3/31/13

(in millions USD)

Products in accumulation phase:

Balance as of beginning of period 44,788.2 43,608.4 42,635.2 43,897.8 42,590.6 44,788.2 42,590.6

Deposits 53.6 55.1 61.0 79.6 74.9 53.6 74.9

Surrenders, benefits, and product charges (1,234.4) (1,172.5) (1,097.2) (1,175.2) (1,057.8) (1,234.4) (1,057.8)

Net cash flow (1,180.9) (1,117.4) (1,036.2) (1,095.6) (982.9) (1,180.9) (982.9)

Interest credited and investment performance 415.4 2,297.2 2,009.3 (167.0) 2,290.1 415.4 2,290.1

Balance as of end of period 44,022.8 44,788.2 43,608.4 42,635.2 43,897.8 44,022.8 43,897.8

End of period contracts in payout status 1,019.2 910.8 818.5 724.2 648.8 1,019.2 648.8

Total balance as of end of period* 45,042.0 45,699.0 44,426.9 43,359.4 44,546.6 45,042.0 44,546.6

Assets Under Management

General account 1,517.3 1,429.1 1,379.7 1,336.6 1,272.1 1,517.3 1,272.1

Separate account 43,524.7 44,269.9 43,047.2 42,022.6 43,274.5 43,524.7 43,274.5

Total* 45,042.0 45,699.0 44,426.9 43,359.4 44,546.6 45,042.0 44,546.6

*Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

Investment Information

Page 51 of 69

Voya Financial
Portfolio Composition

(in millions USD)	3/31/14 Amount	3/31/14 % of Total	12/31/13 Amount	12/31/13 % of Total	9/30/13 Amount	9/30/13 % of Total	6/30/13 Amount	6/30/13 % of Total	3/31/13 Amount	3/31/13 % of Total
	Balances as of									
Composition of Investment Portfolio										
Fixed maturities, available for sale, at fair value, before consolidation	70,474.0		68,341.9		69,258.8		69,930.1		70,708.5	
CLOs Adjustments [1]	(43.8)		(43.0)		(118.0)		(119.6)		(133.0)	
VOEs Adjustments [1]	19.5		18.9		30.6		32.9		47.4	
Fixed maturities, available for sale, at fair value, after consolidation	70,449.7	79.3%	68,317.8	78.4%	69,171.4	77.7%	69,843.4	78.0%	70,622.9	76.7%
Fixed maturities, at fair value using the fair value option	3,082.1	3.5%	2,935.3	3.4%	2,910.2	3.3%	2,771.6	3.1%	2,675.8	2.9%
Equity securities, available for sale, at fair value	276.6	0.3%	314.4	0.4%	279.6	0.3%	281.0	0.3%	282.3	0.3%
Short-term investments	1,046.2	1.2%	1,048.1	1.2%	2,547.3	2.8%	2,404.8	2.7%	2,404.8	3.2%
Mortgage loans on real estate	9,258.1	10.4%	9,312.2	10.7%	9,015.6	10.1%	8,929.1	10.0%	8,949.4	9.7%
Policy loans	2,119.7	2.4%	2,147.0	2.5%	2,147.5	2.4%	2,144.9	2.4%	2,204.4	2.4%
Limited partnerships/corporations, before consolidation	875.0		890.4		984.3		1,024.0		1,036.7	
VOEs Adjustments [1]	(656.1)		(654.0)		(594.3)		(593.8)		(568.2)	
Limited partnerships/corporations, after consolidation	218.9	0.2%	236.4	0.3%	390.0	0.4%	430.2	0.5%	468.5	0.5%
Derivatives	1,044.7	1.2%	1,149.3	1.3%	1,087.4	1.3%	1,174.4	1.3%	2,077.0	2.3%
Other investments	124.1	0.1%	124.6	0.1%	145.7	0.2%	168.4	0.2%	166.7	0.2%
Securities pledged to creditors	1,271.3	1.4%	1,465.7	1.7%	1,312.6	1.5%	1,357.0	1.5%	1,774.7	1.8%
Total investments, after consolidation	**88,891.4**	**100.0%**	**87,050.8**	**100.0%**	**89,007.3**	**100.0%**	**89,504.8**	**100.0%**	**92,213.8**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	5,907.2	8.0%	5,800.1	8.0%	6,336.4	8.6%	6,660.8	9.0%	6,467.0	8.6%
U.S. Corporate - Public	33,257.9	44.5%	32,033.7	44.0%	32,048.9	43.8%	31,643.8	42.8%	32,137.7	42.8%
U.S. Corporate - Private	5,915.6	7.9%	5,444.9	7.5%	5,362.3	7.3%	5,423.1	7.3%	5,622.2	7.5%
Foreign Government / Agency	907.2	1.2%	1,051.4	1.4%	1,057.5	1.4%	1,091.8	1.5%	1,156.1	1.5%
Foreign Corporate - Public	7,383.6	9.9%	7,044.1	9.7%	6,982.4	9.5%	6,572.7	8.9%	6,807.3	9.1%
Foreign Corporate - Private	8,449.8	11.4%	8,261.0	11.4%	8,149.1	11.1%	8,083.4	10.9%	8,146.6	10.9%
State, municipalities and political subdivisions	293.6	0.4%	281.1	0.4%	285.0	0.4%	292.5	0.4%	317.8	0.4%
Residential mortgaged-backed securities:						0.0%				
CMO-B Agency	3,051.7	4.0%	2,945.5	4.0%	2,882.5	3.9%	2,706.0	3.7%	2,934.3	3.9%
CMO-B Non-Agency	424.2	0.6%	430.3	0.6%	449.0	0.6%	479.7	0.6%	540.5	0.7%
Agency	2,735.0	3.6%	2,881.9	4.0%	3,030.0	4.1%	3,336.1	4.5%	2,706.7	3.6%
Non-Agency [3]	1,447.4	1.9%	1,478.9	2.0%	1,587.8	2.2%	1,847.0	2.5%	1,997.0	2.7%
Total Residential mortgage-backed securities	**7,658.3**	**10.1%**	**7,736.6**	**10.6%**	**7,949.3**	**10.8%**	**8,368.8**	**11.3%**	**8,178.5**	**10.9%**
Commercial mortgage-backed securities	3,796.1	5.0%	3,752.1	5.2%	3,867.6	5.3%	4,425.9	6.0%	4,813.2	6.4%
Other asset-backed securities [3]	1,233.8	1.6%	1,313.8	1.8%	1,355.7	1.8%	1,409.2	1.9%	1,427.0	1.9%
Total fixed maturities, including securities pledged	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	2,032.5	2.7%	2,153.6	3.0%	2,423.9	3.3%	2,471.6	3.3%	3,021.8	4.0%
Due after one year through five years	14,748.5	19.8%	14,397.4	19.8%	16,036.2	21.8%	15,862.9	21.4%	15,205.4	20.3%
Due after five years through ten years	22,070.1	29.6%	21,303.4	29.3%	20,113.5	27.4%	19,928.2	26.9%	19,830.3	26.4%
Due after ten years	23,263.8	31.2%	22,061.9	30.3%	21,648.0	29.6%	21,505.4	29.2%	22,597.2	30.1%
CMO-B	3,475.9	4.6%	3,375.8	4.6%	3,331.5	4.5%	3,185.7	4.3%	3,474.8	4.6%
Mortgage-backed securities	7,978.5	10.5%	8,112.9	11.2%	8,485.4	11.6%	9,609.0	13.0%	9,516.9	12.7%
Other asset-backed securities [3]	1,233.8	1.6%	1,313.8	1.8%	1,355.7	1.8%	1,409.2	1.9%	1,427.0	1.9%
Total fixed maturities, including securities pledged	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
NAIC Quality Designation										
1	42,124.9	56.3%	41,169.4	56.5%	41,616.0	56.7%	42,428.3	57.4%	42,710.2	56.9%
2	29,249.6	39.1%	28,555.4	39.3%	28,315.4	38.6%	27,962.2	37.8%	28,764.1	38.3%
3	2,772.8	3.7%	2,415.8	3.3%	2,735.2	3.7%	2,661.7	3.6%	2,605.5	3.5%
4	407.9	0.5%	329.5	0.5%	456.9	0.6%	551.3	0.7%	578.3	0.8%
5	59.3	0.1%	61.7	0.1%	78.2	0.1%	160.5	0.2%	186.0	0.2%
6	188.6	0.3%	187.0	0.3%	192.5	0.3%	208.0	0.3%	229.3	0.3%
Total fixed maturities, including securities pledged [4]	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
ARO Quality Rating										
AAA	15,506.9	20.7%	15,330.7	21.1%	15,856.2	21.6%	16,486.5	22.3%	16,047.9	21.4%
AA	4,464.3	6.0%	4,342.1	6.0%	4,518.3	6.2%	4,349.5	5.9%	4,338.0	5.8%
A	20,474.7	27.4%	19,793.6	27.2%	19,877.9	27.1%	19,702.3	26.6%	20,115.9	26.8%
BBB	29,449.9	39.4%	28,561.5	39.2%	28,383.4	38.6%	28,310.1	38.3%	29,205.9	38.9%
BB	2,858.8	3.8%	2,676.1	3.7%	2,682.6	3.7%	2,843.4	3.8%	2,877.3	3.8%
B and below	2,048.5	2.7%	2,014.8	2.8%	2,075.8	2.8%	2,280.2	3.1%	2,488.4	3.3%
Total fixed maturities, including securities pledged	**74,803.1**	**100.0%**	**72,718.8**	**100.0%**	**73,394.2**	**100.0%**	**73,972.0**	**100.0%**	**75,073.4**	**100.0%**

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) ARO ratings do not directly translate into NAIC ratings.

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Voya Financial
Portfolio Results

(in millions USD)	Three Months Ended										Year to Date			
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13		3/31/14		3/31/13	
Operating investment income and annualized yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities [1]	843.8	5.02%	839.4	4.98%	824.1	4.88%	831.0	5.02%	855.6	5.21%	843.8	5.02%	855.6	5.21%
Equity securities	3.8	5.59%	3.5	4.54%	3.4	4.96%	0.5	0.77%	2.6	3.72%	3.8	5.59%	2.6	3.72%
Mortgage loans	114.4	5.06%	114.2	5.18%	112.8	5.13%	113.6	5.24%	115.4	5.38%	114.4	5.06%	115.4	5.38%
Limited partnerships	31.4	15.46%	61.5	31.85%	116.1	60.40%	27.8	11.46%	23.2	9.37%	31.4	15.46%	23.2	9.37%
Policy loans	28.0	5.42%	29.2	5.58%	29.5	5.66%	29.7	5.69%	29.9	5.57%	28.0	5.42%	29.9	5.57%
Short-term investments	0.8	0.13%	0.8	0.16%	0.8	0.12%	1.0	0.17%	0.9	0.12%	0.8	0.13%	0.9	0.12%
Derivatives [1]	1.3	N/A	(6.8)	N/A	(2.2)	N/A	(9.0)	N/A	(11.9)	N/A	1.3	N/A	(11.9)	N/A
Pre-payment fee income	7.5	0.04%	25.9	0.12%	14.6	0.07%	25.7	0.12%	25.6	0.12%	7.5	0.04%	25.6	0.12%
Other assets	5.5	N/A	8.3	N/A	23.6	N/A	3.3	N/A	3.5	N/A	5.5	N/A	3.5	N/A
Gross investment income before expenses and fees	**1,036.5**	**5.07%**	**1,076.0**	**5.28%**	**1,122.7**	**5.47%**	**1,023.6**	**5.07%**	**1,044.8**	**5.17%**	**1,036.5**	**5.07%**	**1,044.8**	**5.17%**
Expenses and fees	(40.3)	-0.20%	(40.7)	-0.21%	(39.5)	-0.19%	(40.7)	-0.21%	(40.8)	-0.21%	(40.3)	-0.20%	(40.8)	-0.21%
Total investment income and annualized yield	**996.2**	**4.87%**	**1,035.3**	**5.07%**	**1,083.2**	**5.28%**	**982.9**	**4.86%**	**1,004.0**	**4.96%**	**996.2**	**4.87%**	**1,004.0**	**4.96%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	34.8		29.5		28.8		20.9		18.4		34.8		18.4	
Total investment income, excluding CBVA	**961.4**		**1,005.8**		**1,054.4**		**962.0**		**985.6**		**961.4**		**985.6**	
Trading Gains/Losses														
Fixed maturities	16.1		62.7		36.0		0.8		11.0		16.1		11.0	
Equity securities	18.1		-		0.6		(0.1)		0.2		18.1		0.2	
Mortgage loans	0.4		0.1		0.2		(0.2)		-		0.4		-	
Other investments	(1.0)		(3.2)		4.3		(3.0)		1.6		(1.0)		1.6	
Total Trading Gains/Losses, excluding CBVA	**33.6**		**59.6**		**41.1**		**(2.5)**		**12.8**		**33.6**		**12.8**	
Impairments														
Fixed maturities	(2.3)		(13.1)		(2.3)		(5.4)		(11.0)		(2.3)		(11.0)	
Equity securities	(1.0)		-		(1.2)		(1.8)		-		(1.0)		-	
Mortgage loans	-		-		-		-		-		-		-	
Other investments	-		-		(0.7)		-		-		-		-	
Total Impairments, excluding CBVA	**(3.3)**		**(13.1)**		**(4.2)**		**(7.2)**		**(11.0)**		**(3.3)**		**(11.0)**	
Fair Value Adjustments [2]	**59.7**		**42.6**		**19.6**		**(77.7)**		**(10.2)**		**59.7**		**(10.2)**	
Derivatives, including Change in Fair Value of Derivatives related to Guaranteed Benefits, excluding CBVA	**(64.1)**		**15.5**		**17.8**		**114.6**		**58.1**		**(64.1)**		**58.1**	
Net Realized Investment Gains (losses) and Net Guaranteed Benefit Hedging Gains (losses), excluding CBVA	**25.9**		**104.6**		**74.3**		**27.2**		**49.7**		**25.9**		**49.7**	
CBVA Investment Income and Realized Capital Gains (Losses)	**(86.3)**		**(531.3)**		**(434.2)**		**(387.5)**		**(758.0)**		**(86.3)**		**(758.0)**	
Business Sold Through MODCO REINS [3]	**16.4**		**(12.3)**		**(15.6)**		**(62.7)**		**(18.7)**		**16.4**		**(18.7)**	
Consolidation/eliminations [4]	**37.6**		**12.7**		**25.6**		**7.3**		**65.3**		**37.6**		**65.3**	
Total Investment Income and Realized Capital Gains (Losses)	**955.0**		**579.5**		**704.5**		**546.3**		**323.9**		**955.0**		**323.9**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to the Hannover Life Re Modco reinsurance transaction, in which the risk associated with these policies has been transferred to Hannover Life Re.
[4] Consolidation/eliminations includes:
- The impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company;
- The elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment;
- Other intersegment eliminations.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Retirement							
Average alternative investments	266.7	264.8	267.1	260.0	256.0	266.7	256.0
Alternative investment income	7.1	12.6	7.5	8.4	7.9	7.1	7.9
Annuities							
Average alternative investments	179.3	170.9	171.5	178.8	189.2	179.3	189.2
Alternative investment income	6.4	9.1	4.5	7.6	4.4	6.4	4.4
Investment Management							
Average alternative investments	141.7	127.1	124.2	123.8	120.8	141.7	120.8
Alternative investment income	7.3	10.0	4.9	6.1	2.8	7.3	2.8
Individual Life							
Average alternative investments	123.9	125.5	127.7	138.8	132.1	123.9	132.1
Alternative investment income	5.5	7.1	3.4	6.3	3.4	5.5	3.4
Employee Benefits							
Average alternative investments	24.1	24.5	25.1	25.6	23.6	24.1	23.6
Alternative investment income	0.8	1.4	0.8	1.1	0.6	0.8	0.6
Total Ongoing Business							
Average alternative investments	**735.7**	**712.8**	**715.6**	**727.0**	**721.7**	**735.7**	**721.7**
Alternative investment income	**27.1**	**40.2**	**21.1**	**29.5**	**19.1**	**27.1**	**19.1**
Corporate							
Average alternative investments	103.7	101.6	95.8	95.5	98.1	103.7	98.1
Alternative investment income	5.0	7.2	4.8	(5.7)	2.7	5.0	2.7
Closed Blocks [1]							
Average alternative investments	29.8	51.7	58.8	59.4	62.4	29.8	62.4
Alternative investment income	1.1	3.0	2.5	2.4	1.8	1.1	1.8
Total Consolidated [2]							
Average alternative investments	**869.2**	**866.1**	**870.2**	**881.9**	**882.2**	**869.2**	**882.2**
Alternative investment income	**33.2**	**50.4**	**28.4**	**26.2**	**23.6**	**33.2**	**23.6**

[1] Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

[2] Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the 3/31/14, 12/31/13 and 9/30/13 periods.

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Voya Financial
Unrealized Gains (Losses)

(in millions USD)

Fixed Maturities, available for sale (including securities pledged)
Aging Schedule

	Balances as of									
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Less than 20%	(587.6)	97.3%	(1,087.3)	95.7%	(992.6)	92.9%	(929.8)	92.7%	(191.9)	71.3%
20% or more for less than six months	(8.5)	1.4%	(18.6)	1.6%	(47.3)	4.4%	(35.3)	3.5%	(3.9)	1.5%
20% or more for six months or greater	(7.8)	1.3%	(30.6)	2.7%	(29.1)	2.7%	(38.2)	3.8%	(73.0)	27.2%
Total Unrealized Loss	**(603.9)**	**100.0%**	**(1,136.5)**	**100.0%**	**(1,069.0)**	**100.0%**	**(1,003.3)**	**100.0%**	**(268.8)**	**100.0%**
Total Unrealized Gain	**5,363.6**		**4,301.8**		**4,594.2**		**4,919.9**		**7,336.0**	
Net Unrealized Gain/Loss	**4,759.7**		**3,165.3**		**3,525.2**		**3,916.6**		**7,067.2**	

Fixed Maturities Securities - Security Sector - Net Unrealized Gain/(Loss)*

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
US Treasuries and US government agencies and authorities	305.0	108.1	255.7	348.7	638.7
US Corporate - Public	2,121.0	1,173.7	1,238.2	1,458.9	3,116.0
US Corporate - Private	393.7	294.6	354.2	363.5	561.5
Foreign Government / Agency	20.9	7.4	11.9	11.0	84.0
Foreign Corporate - Public	393.1	228.2	202.9	207.4	559.7
Foreign Corporate - Private	580.4	459.5	509.1	503.6	793.1
State, municipalities, and political subdivisions	17.1	9.1	11.0	14.2	29.2
Residential mortgaged-backed securities:					
CMO-B Agency	385.5	376.5	397.0	422.3	505.9
CMO-B Non-Agency	119.5	118.1	115.5	117.1	128.5
Agency	5.3	(7.5)	13.1	7.9	55.8
Non-Agency	62.4	36.7	13.1	0.3	18.9
Total Residential mortgage-backed securities	**572.7**	**523.8**	**538.7**	**547.6**	**709.1**
Commercial Mortgage-Backed Securities	323.3	324.2	358.3	411.3	511.8
Other Asset-Backed Securities*	32.5	36.7	45.2	50.4	64.1
Total Net Unrealized Gain/Loss	**4,759.7**	**3,165.3**	**3,525.2**	**3,916.6**	**7,067.2**

* Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Asset Backed Securities

Page 55 of 69

(in millions USD)

RMBS Balances by Collateral Type

	Balances as of									
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,777.9	5,310.9	5,826.0	5,377.7	5,911.2	5,410.4	6,040.8	5,508.4	5,639.6	4,939.7
Prime / Non-Agency	904.0	750.2	933.7	786.5	1,021.6	872.1	1,148.9	1,000.6	1,300.0	1,116.1
Alt-A RMBS	353.3	297.7	353.5	307.4	358.8	326.0	376.3	344.6	402.0	365.2
Subprime Mortgage-Backed Securities	623.1	603.7	623.4	614.7	657.7	657.5	802.8	806.5	836.9	836.3
Total	**7,658.3**	**6,962.5**	**7,736.6**	**7,086.3**	**7,949.3**	**7,266.0**	**8,368.8**	**7,660.1**	**8,178.5**	**7,257.3**

CMBS Balances by Year of Origination

	Balances as of									
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	52.5	52.6	-	-	-	-	-	-	-	-
2013	341.6	337.7	197.2	200.4	-	-	-	-	-	-
2012	9.0	8.9	8.8	8.9	-	-	-	-	-	-
2010	7.9	8.0	-	-	-	-	-	-	-	-
2008	11.4	9.3	11.4	9.3	11.5	9.3	11.4	9.2	11.8	9.4
2007	1,148.2	1,014.2	1,148.1	1,017.8	1,264.7	1,123.6	1,636.3	1,457.6	1,810.3	1,583.0
2006	1,238.9	1,116.9	1,252.7	1,127.4	1,338.8	1,201.6	1,390.0	1,247.1	1,475.7	1,300.7
2005 and prior	986.6	925.2	1,133.9	1,064.1	1,252.6	1,174.8	1,388.2	1,300.7	1,515.4	1,408.3
Total	**3,796.1**	**3,472.8**	**3,752.1**	**3,427.9**	**3,867.6**	**3,509.3**	**4,425.9**	**4,014.6**	**4,813.2**	**4,301.4**

Other ABS Balances by Loan Classification

	Balances as of									
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	576.4	558.0	558.1	538.5	552.8	529.4	564.1	538.5	591.5	558.0
Automobile Receivables	384.4	383.6	447.9	447.1	471.3	470.2	500.1	498.9	471.1	468.1
CLO's *	26.2	22.9	41.7	36.6	49.5	48.9	49.1	48.4	53.6	53.8
Other	246.8	236.8	266.1	254.9	282.1	268.8	295.9	280.3	310.8	291.0
Total	**1,233.8**	**1,201.3**	**1,313.8**	**1,277.1**	**1,355.7**	**1,317.3**	**1,409.2**	**1,366.1**	**1,427.0**	**1,370.9**

* Excludes consolidated CLO's

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Voya Financial
RMBS Securities Summary

(in millions USD)

RMBS*
By Rating and Origination Year
As of March 31, 2014

NAIC Designation	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,763.3	5,294.3	615.4	545.4	279.9	234.5	473.1	436.1	7,131.7	6,510.3
2	-	-	38.2	36.8	30.5	28.6	95.9	107.2	164.6	172.6
3	8.5	10.5	45.4	43.2	23.8	22.4	31.3	35.6	109.0	111.7
4	6.1	6.1	3.4	0.9	16.4	9.9	16.4	20.0	42.3	36.9
5	-	-	49.3	34.5	-	-	4.5	2.0	53.8	36.5
6	-	-	152.3	89.4	2.7	2.3	1.9	2.8	156.9	94.5
Total by rating	**5,777.9**	**5,310.9**	**904.0**	**750.2**	**353.3**	**297.7**	**623.1**	**603.7**	**7,658.3**	**6,962.5**

ARO Rating	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,744.7	5,274.6	10.7	10.5	0.2	0.2	1.3	1.3	5,756.9	5,286.6
AA	3.0	3.0	28.8	26.5	-	-	5.9	5.8	37.7	35.3
A	4.6	4.6	40.0	37.4	4.5	4.1	31.9	32.7	81.0	78.8
BBB	-	-	122.7	117.4	13.9	14.3	43.4	44.9	180.0	176.6
BB	8.5	10.5	66.0	60.7	18.0	17.8	48.7	53.9	141.2	142.9
B and below	17.1	18.2	635.8	497.7	316.7	261.3	491.9	465.1	1,461.5	1,242.3
Total by rating	**5,777.9**	**5,310.9**	**904.0**	**750.2**	**353.3**	**297.7**	**623.1**	**603.7**	**7,658.3**	**6,962.5**

Origination Year	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	83.7	84.1	-	-	-	-	-	-	83.7	84.1
2013	699.4	701.8	-	-	-	-	-	-	699.4	701.8
2012	782.5	799.9	-	-	-	-	-	-	782.5	799.9
2011	1,064.3	1,057.3	-	-	-	-	-	-	1,064.3	1,057.3
2010	728.2	714.5	26.1	25.0	-	-	-	-	754.3	739.5
2009	328.0	319.0	10.1	10.2	-	-	-	-	338.1	329.2
2008	181.1	168.6	-	-	-	-	-	-	181.1	168.6
2007	395.4	359.1	143.9	132.1	78.1	66.4	178.7	163.6	796.1	721.2
2006	422.9	309.8	224.4	148.2	93.8	65.9	158.3	143.2	899.4	667.1
2005 and prior	1,092.4	796.8	499.5	434.7	181.4	165.4	286.1	296.9	2,059.4	1,693.8
Total by origination year	**5,777.9**	**5,310.9**	**904.0**	**750.2**	**353.3**	**297.7**	**623.1**	**603.7**	**7,658.3**	**6,962.5**

* Subprime mortgage-backed securities are included in RMBS under this presentation

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

(in millions USD)

CMBS
By Rating and Vintage
As of March 31, 2014

	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2014	52.5	52.6	-	-	-	-	-	-	-	-	-	-	52.5	52.6
2013	341.6	337.7	-	-	-	-	-	-	-	-	-	-	341.6	337.7
2012	9.0	8.9	-	-	-	-	-	-	-	-	-	-	9.0	8.9
2010	7.9	8.0	-	-	-	-	-	-	-	-	-	-	7.9	8.0
2008	-	-	-	-	-	-	11.4	9.3	-	-	-	-	11.4	9.3
2007	124.0	113.8	291.2	263.6	151.4	137.2	234.7	196.3	191.7	176.5	155.2	126.8	1,148.2	1,014.2
2006	552.2	513.6	186.4	171.5	152.2	139.1	202.5	181.1	91.9	68.7	53.7	42.9	1,238.9	1,116.9
2005 and prior	593.6	572.1	159.3	150.8	120.8	113.3	62.5	55.8	36.8	26.9	13.6	6.3	986.6	925.2
Total by origination year	**1,680.8**	**1,606.7**	**636.9**	**585.9**	**424.4**	**389.6**	**511.1**	**442.5**	**320.4**	**272.1**	**222.5**	**176.0**	**3,796.1**	**3,472.8**

Other Asset-Backed Securities*
By Rating and Classification
As of March 31, 2014

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
ARO Rating	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	554.7	537.1	384.4	383.6	12.3	11.0	217.4	208.6	1,168.8	1,140.3
AA	-	-	-	-	5.4	4.6	1.9	2.4	7.3	7.0
A	21.7	20.9	-	-	8.5	7.3	14.8	15.3	45.0	43.5
BBB	-	-	-	-	-	-	10.5	9.8	10.5	9.8
BB	-	-	-	-	-	-	0.6	0.6	0.6	0.6
B and below	-	-	-	-	-	-	1.6	0.1	1.6	0.1
Total by rating	**576.4**	**558.0**	**384.4**	**383.6**	**26.2**	**22.9**	**246.8**	**236.8**	**1,233.8**	**1,201.3**

	Credit Card Receivables		Automobile Receivables		CLO's**		Other		Total	
NAIC Designation	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	576.4	558.0	384.4	383.6	26.2	22.9	234.1	226.3	1,221.1	1,190.8
2	-	-	-	-	-	-	10.5	9.8	10.5	9.8
3	-	-	-	-	-	-	0.6	0.6	0.6	0.6
4	-	-	-	-	-	-	-	-	-	-
5	-	-	-	-	-	-	-	-	-	-
6	-	-	-	-	-	-	1.6	0.1	1.6	0.1
Total by rating	**576.4**	**558.0**	**384.4**	**383.6**	**26.2**	**22.9**	**246.8**	**236.8**	**1,233.8**	**1,201.3**

* Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
** Excludes consolidated CLO's

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Voya Financial
Mortgage Loans on Real Estate

Page 58 of 69

(in millions USD)

Mortgage Loans on Real Estate by Region and Property Type

	Balances as of									
	3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
U.S. Region	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Pacific	2,369.2	25.6%	2,281.8	24.5%	2,054.5	22.7%	2,090.2	23.3%	2,025.5	22.7%
South Atlantic	1,964.6	21.2%	1,936.0	20.8%	1,851.4	20.5%	1,706.6	19.1%	1,725.9	19.3%
Middle Atlantic	1,113.2	12.0%	1,112.0	11.9%	1,107.2	12.3%	1,142.8	12.8%	1,000.5	11.2%
East North Central	1,055.6	11.4%	1,037.5	11.1%	962.7	10.7%	1,006.7	11.3%	1,020.1	11.4%
West South Central	1,112.7	12.0%	1,122.3	12.0%	1,232.9	13.7%	1,246.3	14.0%	1,301.6	14.5%
Mountain	771.7	8.3%	790.4	8.5%	749.7	8.3%	711.1	8.0%	711.1	8.9%
West North Central	525.6	5.7%	517.2	5.6%	519.4	5.8%	502.7	5.6%	535.0	6.0%
New England	150.2	1.6%	318.1	3.4%	318.9	3.5%	322.1	3.6%	334.8	3.7%
East South Central	198.7	2.2%	200.7	2.2%	222.9	2.5%	204.7	2.3%	209.0	2.3%
Total Commercial Mortgage Loans [1]	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**
Property Type										
Industrial	2,818.6	30.4%	2,848.0	30.6%	2,998.0	33.3%	3,183.5	35.7%	3,385.2	37.7%
Retail	2,951.0	31.9%	2,936.9	31.5%	2,795.9	31.0%	2,653.1	29.7%	2,609.9	29.2%
Office	1,089.0	11.7%	1,242.2	13.3%	1,243.3	13.8%	1,280.9	14.3%	1,243.3	13.9%
Apartments	1,348.7	14.6%	1,296.1	13.9%	1,048.6	11.6%	994.1	11.1%	935.8	10.5%
Hotel/Motel	382.1	4.1%	430.6	4.6%	364.1	4.0%	323.3	3.6%	324.1	3.6%
Other	366.3	4.0%	378.1	4.1%	382.3	4.2%	341.0	3.8%	353.9	4.0%
Mixed Use	305.8	3.3%	184.1	2.0%	187.4	2.1%	157.3	1.8%	101.1	1.1%
Total Commercial Mortgage Loans [1]	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**
Loan Size										
Under $5 million	1,507.8	16.3%	1,516.5	16.3%	1,546.5	17.1%	1,607.7	18.0%	1,662.9	18.6%
$5 million but less than $10 million	1,549.4	16.7%	1,582.2	17.0%	1,548.9	17.2%	1,601.5	17.9%	1,694.8	18.9%
$10 million but less than $20 million	1,936.7	20.9%	1,899.5	20.4%	1,746.6	19.4%	1,725.0	19.3%	1,639.0	18.3%
$20 million but less than $30 million	1,097.7	11.9%	1,077.7	11.6%	1,045.0	11.6%	1,085.7	12.2%	966.1	10.8%
$30 million and over	3,169.9	34.2%	3,240.1	34.7%	3,132.6	34.7%	2,913.3	32.6%	2,990.5	33.4%
Total Commercial Mortgage Loans [1]	**9,261.5**	**100.0%**	**9,316.0**	**100.0%**	**9,019.6**	**100.0%**	**8,933.2**	**100.0%**	**8,953.3**	**100.0%**

	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Other Stats as ratios					
LTV - Origination	59.2%	59.0%	58.8%	58.5%	58.1%
LTV - Current	55.8%	55.5%	56.1%	55.5%	55.3%
Debt Service Coverage	2.0	2.0	1.9	1.9	1.9
Other Stats in USD millions					
60+day delinq (incl in process of foreclosure)					
US GAAP Book Value	-	5.1	5.1	9.0	9.0
Allowance for loan losses	3.4	3.8	4.0	4.1	3.9

[1] Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Page 59 of 69

Voya Financial
U.S. and Foreign Corporate Securities

(in millions USD)

Summary of Corporate Securities by Industry Category

		Balances as of									
		3/31/14		12/31/13		9/30/13		6/30/13		3/31/13	
Type	**Industry**	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	4,001.1	9.8%	3,835.1	9.8%	3,849.3	9.9%	3,893.5	10.2%	4,056.8	10.4%
Public	Financial	6,641.5	16.3%	6,177.7	15.8%	5,950.3	15.2%	5,629.2	14.7%	5,826.4	15.0%
Public	Industrial and other companies	22,240.0	54.8%	21,556.7	55.1%	21,770.6	55.8%	21,014.9	55.0%	21,203.8	54.4%
Public	Utilities	6,690.3	16.5%	6,472.2	16.6%	6,439.4	16.5%	6,641.3	17.4%	6,813.6	17.5%
Public	Transportation	1,068.6	2.6%	1,036.1	2.7%	1,021.7	2.6%	1,037.6	2.7%	1,044.4	2.7%
Public	Sub-total	40,641.5	100.0%	39,077.8	100.0%	39,031.3	100.0%	38,216.5	100.0%	38,945.0	100.0%
Private	Communications	340.0	2.4%	400.7	2.9%	405.2	3.0%	426.2	3.2%	491.2	3.6%
Private	Financial	982.2	6.8%	957.0	7.0%	948.2	7.0%	918.6	6.8%	917.0	6.7%
Private	Industrial and other companies	9,390.9	65.3%	8,706.4	63.6%	8,741.8	64.7%	8,660.6	64.0%	8,511.4	61.7%
Private	Utilities	3,182.8	22.2%	3,156.2	23.0%	2,926.5	21.7%	3,006.5	22.3%	3,302.1	24.0%
Private	Transportation	469.5	3.3%	485.6	3.5%	489.7	3.6%	494.6	3.7%	547.1	4.0%
Private	Sub-total	14,365.4	100.0%	13,705.9	100.0%	13,511.4	100.0%	13,506.5	100.0%	13,768.8	100.0%
Total	Communications	4,341.1	7.9%	4,235.8	8.0%	4,254.5	8.1%	4,319.7	8.4%	4,548.0	8.6%
Total	Financial	7,623.7	13.9%	7,134.7	13.5%	6,898.5	13.1%	6,547.8	12.7%	6,743.4	12.8%
Total	Industrial and other companies	31,630.9	57.5%	30,263.1	57.4%	30,512.4	58.1%	29,675.5	57.3%	29,715.2	56.4%
Total	Utilities	9,873.1	17.9%	9,628.4	18.2%	9,365.9	17.8%	9,647.8	18.6%	10,115.7	19.2%
Total	Transportation	1,538.1	2.8%	1,521.7	2.9%	1,511.4	2.9%	1,532.2	3.0%	1,591.5	3.0%
Total	**Total**	**55,006.9**	**100.0%**	**52,783.7**	**100.0%**	**52,542.7**	**100.0%**	**51,723.0**	**100.0%**	**52,713.8**	**100.0%**

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VOYA FINANCIAL™

Page 60 of 69

Voya Financial
Exposure to European Debt-Fixed Maturities and Equity Securities

(in millions USD)

Exposure to Select European Countries	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
As of March 31, 2014	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Fair Value**	**% of Total**	**Amortized Cost**	**% of Total**
Ireland	-	0.0%	-	0.0%	312.7	4.1%	312.7	3.5%	294.5	3.6%
Italy	-	0.0%	-	0.0%	277.1	3.6%	277.1	3.1%	253.6	3.1%
Portugal	-	0.0%	-	0.0%	10.4	0.1%	10.4	0.1%	7.8	0.1%
Spain	-	0.0%	-	0.0%	248.2	3.2%	248.2	2.8%	230.3	2.8%
Total Peripheral Euro-Zone	**-**	**0.0%**	**-**	**0.0%**	**848.4**	**11.0%**	**848.4**	**9.5%**	**786.2**	**9.6%**
Austria	-	0.0%	-	0.0%	15.7	0.2%	15.7	0.2%	15.0	0.2%
Belgium	37.0	14.3%	-	0.0%	343.4	4.5%	380.4	4.3%	327.6	4.0%
Bulgaria	5.7	2.2%	-	0.0%	-	0.0%	5.7	0.1%	5.6	0.1%
Croatia	28.0	10.8%	-	0.0%	-	0.0%	28.0	0.3%	25.6	0.3%
Czech Republic	-	0.0%	-	0.0%	10.1	0.1%	10.1	0.1%	10.1	0.1%
Denmark	-	0.0%	10.5	1.2%	123.1	1.6%	133.6	1.5%	123.7	1.5%
Finland	-	0.0%	-	0.0%	18.7	0.2%	18.7	0.2%	17.0	0.2%
France	-	0.0%	133.9	14.7%	465.3	6.1%	599.2	6.8%	562.3	6.8%
Germany	-	0.0%	52.3	5.8%	686.9	9.0%	739.2	8.4%	698.1	8.5%
Hungary	6.1	2.4%	-	0.0%	-	0.0%	6.1	0.1%	5.9	0.1%
Iceland	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Kazakhstan	42.7	16.5%	1.3	0.1%	20.4	0.3%	64.4	0.7%	60.6	0.7%
Latvia	4.9	1.9%	-	0.0%	-	0.0%	4.9	0.1%	4.6	0.1%
Lithuania	33.6	13.0%	-	0.0%	-	0.0%	33.6	0.4%	30.5	0.4%
Luxembourg	-	0.0%	-	0.0%	24.6	0.3%	24.6	0.3%	23.4	0.3%
Netherlands	-	0.0%	182.2	20.1%	1,084.1	14.3%	1,266.3	14.3%	1,171.8	14.1%
Norway	-	0.0%	0.7	0.1%	284.2	3.7%	284.9	3.2%	278.9	3.4%
Russian Federation	73.7	28.3%	5.0	0.6%	91.5	1.2%	170.2	1.9%	165.1	2.0%
Slovakia	5.3	2.0%	-	0.0%	-	0.0%	5.3	0.1%	5.0	0.1%
Slovenia	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Sweden	-	0.0%	53.9	5.9%	124.1	1.6%	178.0	2.0%	165.0	2.0%
Switzerland	-	0.0%	150.6	16.6%	619.6	8.1%	770.2	8.7%	714.4	8.6%
Turkey	22.2	8.6%	-	0.0%	41.9	0.5%	64.1	0.7%	65.4	0.8%
United Kingdom	-	0.0%	318.0	34.9%	2,857.8	37.3%	3,175.8	36.1%	2,988.0	36.1%
Total Non-Peripheral Europe	**259.2**	**100.0%**	**908.4**	**100.0%**	**6,811.4**	**89.0%**	**7,979.0**	**90.5%**	**7,463.6**	**90.4%**
Total Europe	**259.2**	**100.0%**	**908.4**	**100.0%**	**7,659.8**	**100.0%**	**8,827.4**	**100.0%**	**8,249.8**	**100.0%**

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Additional Information

Page 62 of 69

Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
DAC/VOBA and other intangibles unlocking [1]							
Retirement	(11.3)	4.0	40.0	(1.4)	3.0	(11.3)	3.0
Annuities	3.2	26.8	39.6	9.9	7.0	3.2	7.0
Total Retirement Solutions	(8.1)	30.8	79.6	8.5	10.0	(8.1)	10.0
Investment Management	-	-	-	-	-	-	-
Individual Life	(7.1)	(7.8)	20.2	(4.9)	(2.7)	(7.1)	(2.7)
Employee Benefits	(4.6)	(0.5)	-	-	-	(4.6)	-
Total Insurance Solutions	(11.7)	(8.3)	20.2	(4.9)	(2.7)	(11.7)	(2.7)
Ongoing Business	(19.8)	22.5	99.8	3.6	7.3	(19.8)	7.3
Corporate	-	-	-	-	-	-	-
Total Closed Blocks	-	-	-	-	-	-	-
Total DAC/VOBA and other intangibles unlocking	(19.8)	22.5	99.8	3.6	7.3	(19.8)	7.3
Additional adjustments [2]							
Retirement	-	0.2	12.7	-	-	-	-
Annuities	-	0.8	12.7	-	-	-	-
Total Retirement Solutions	-	1.0	25.4	-	-	-	-
Investment Management	-	1.7	11.5	-	-	-	-
Individual Life	-	3.1	36.6	-	-	-	-
Employee Benefits	-	0.3	4.0	-	-	-	-
Total Insurance Solutions	-	3.4	40.6	-	-	-	-
Ongoing Business	-	6.1	77.5	-	-	-	-
Corporate	(48.8)	(43.8)	(47.6)	(43.2)	(41.9)	(48.8)	(41.9)
Total Closed Blocks	-	(0.4)	0.6	-	-	-	-
Total non-recurring items and interest expense	(48.8)	(38.1)	30.5	(43.2)	(41.9)	(48.8)	(41.9)
Total adjustments to operating earnings							
Retirement	(11.3)	4.2	52.7	(1.4)	3.0	(11.3)	3.0
Annuities	3.2	27.6	52.3	9.9	7.0	3.2	7.0
Total Retirement Solutions	(8.1)	31.8	105.0	8.5	10.0	(8.1)	10.0
Investment Management	-	1.7	11.5	-	-	-	-
Individual Life	(7.1)	(4.7)	56.8	(4.9)	(2.7)	(7.1)	(2.7)
Employee Benefits	(4.6)	(0.2)	4.0	-	-	(4.6)	-
Total Insurance Solutions	(11.7)	(4.9)	60.8	(4.9)	(2.7)	(11.7)	(2.7)
Ongoing Business	(19.8)	28.6	177.3	3.6	7.3	(19.8)	7.3
Corporate	(48.8)	(43.8)	(47.6)	(43.2)	(41.9)	(48.8)	(41.9)
Total Closed Blocks	-	(0.4)	0.6	-	-	-	-
Total adjustments to operating earnings	(68.6)	(15.6)	130.3	(39.6)	(34.6)	(68.6)	(34.6)

[1] DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC

[2] Additional adjustments include impact of portfolio restructuring, interest expenses, and the Net gain from Lehman Recovery/LIHTC

RETIREMENT | INVESTMENTS | INSURANCE

Page 63 of 69

Voya Financial
Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Twelve Months Ended [2] 3/31/14	12/31/13
GAAP Return on Equity (Quarter to Date)							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**258.1**	**548.1**	**346.6**	**(82.2)**	**(212.0)**	**1,070.6**	**600.5**
Voya Financial, Inc. shareholders' equity: end of period	**14,002**	**13,272**	**12,770**	**12,472**	**13,391**	**14,002**	**13,272**
Voya Financial, Inc. shareholders' equity: average for period	13,637	13,021	12,621	12,931	13,633	13,053	13,574
GAAP Return on Equity	**7.6%**	**16.8%**	**11.0%**	**-2.5%**	**-6.2%**	**8.2%**	**4.4%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity							
Ongoing Business adjusted operating earnings before income taxes	**287.3**	**323.6**	**306.9**	**303.2**	**278.1**	**1,221.0**	**1,211.8**
Income taxes on adjusted operating earnings (based on an assumed tax rate of 35%)	(100.6)	(113.3)	(107.4)	(106.1)	(97.3)	(427.4)	(424.2)
Ongoing Business adjusted operating earnings after income taxes	186.7	210.3	199.5	197.1	180.8	793.6	787.6
Interest expense after-tax [1]	(19.6)	(19.9)	(19.9)	(20.3)	(20.2)	(79.0)	(79.9)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**167.1**	**190.4**	**179.6**	**176.8**	**160.6**	**714.6**	**707.7**
End of period capital for Ongoing Business	**9,123**	**9,216**	**9,419**	**9,190**	**9,012**	**9,123**	**9,216**
Average capital for Ongoing Business	9,170	9,318	9,305	9,101	9,035	9,224	9,137
Average debt (based on 25% debt-to-capital ratio)	(2,293)	(2,329)	(2,326)	(2,275)	(2,259)	(2,306)	(2,284)
Average equity for Ongoing Business	**6,877**	**6,988**	**6,978**	**6,826**	**6,776**	**6,918**	**6,853**
Adjusted Operating Return on Capital for Ongoing Business	**8.2%**	**9.0%**	**8.6%**	**8.7%**	**8.0%**	**8.6%**	**8.6%**
Adjusted Operating Return on Equity for Ongoing Business [1]	**9.7%**	**10.9%**	**10.3%**	**10.4%**	**9.5%**	**10.3%**	**10.3%**

[1] Assumes debt-to-capital ratio of 25% for all time periods presented, a weighted average pre-tax interest rate of 5.5% for all periods prior to the third quarter of 2013, when the company completed recapitalization, and the actual weighted average pre-tax interest rate for all periods starting with the third quarter of 2013.

[2] Effective with the twelve months ending March 31,2014, average capital and equity are calculated by taking the average of the quarterly capital and equity averages for the trailing four quarters, whereas in previous periods, average capital and equity were calculated by two point average (Beginning of Year and End of Current Period)

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Voya Financial
Operating Revenues by Segment

(in millions USD)	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	Year-to-Date 3/31/14	3/31/13
Retirement	598.5	612.4	606.9	596.9	583.2	598.5	583.2
Annuities	354.4	313.9	319.1	304.0	307.6	354.4	307.6
Total Retirement Solutions	952.9	926.3	926.0	900.9	890.8	952.9	890.8
Investment Management	160.5	167.1	160.1	148.6	131.9	160.5	131.9
Individual Life	692.2	692.9	717.1	694.8	687.1	692.2	687.1
Employee Benefits	338.9	316.5	316.2	311.7	318.1	338.9	318.1
Total Insurance Solutions	1,031.1	1,009.4	1,033.3	1,006.5	1,005.2	1,031.1	1,005.2
Ongoing Business	**2,144.5**	**2,102.8**	**2,119.4**	**2,056.0**	**2,027.9**	**2,144.5**	**2,027.9**
Corporate	25.3	33.6	28.8	7.9	17.1	25.3	17.1
Total Closed Blocks	25.6	27.0	30.7	33.6	45.5	25.6	45.5
Total operating revenues	**2,195.4**	**2,163.4**	**2,178.9**	**2,097.5**	**2,090.5**	**2,195.4**	**2,090.5**
Adjustments:							
Closed Block Variable Annuity	284.6	(155.9)	(66.1)	(60.3)	(444.0)	284.6	(444.0)
Net realized investment gains (losses) and related charges and adjustments	49.6	129.1	39.8	(41.9)	30.4	49.6	30.4
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	(23.9)	(21.8)	35.1	70.1	20.6	(23.9)	20.6
Revenues related to business exited through reinsurance or divestment	19.0	(5.4)	(2.9)	(55.8)	(12.1)	19.0	(12.1)
Revenues (loss) attributable to noncontrolling interests	60.8	157.1	152.9	60.9	40.3	60.8	40.3
Other adjustments to operating revenues*	85.4	97.4	97.6	70.1	92.9	85.4	92.9
Total revenue	**2,670.9**	**2,364.0**	**2,435.3**	**2,140.6**	**1,818.6**	**2,670.9**	**1,818.6**

* Other adjustments to operating revenue includes: Fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, as well as other items where the income is passed on to third parties.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	388.5	397.4	394.5	388.8	388.9	388.5	388.9
Annuities	270.6	283.4	295.9	283.5	287.1	270.6	287.1
Investment Management	7.3	11.7	16.4	6.1	2.8	7.3	2.8
Individual Life	219.8	224.5	258.7	215.4	216.9	219.8	216.9
Employee Benefits	26.7	29.2	32.1	27.9	28.4	26.7	28.4
Total net investment income and net realized gains (losses)	**912.9**	**946.2**	**997.6**	**921.7**	**924.1**	**912.9**	**924.1**
Total Ongoing Business	**912.9**	**946.2**	**997.6**	**921.7**	**924.1**	**912.9**	**924.1**
Adjustments:							
Interest credited	(541.9)	(553.7)	(553.8)	(551.3)	(552.2)	(541.9)	(552.2)
Other	(9.1)	(7.8)	(6.4)	(9.4)	(8.2)	(9.1)	(8.2)
Total adjustments	**(551.0)**	**(561.5)**	**(560.2)**	**(560.7)**	**(560.4)**	**(551.0)**	**(560.4)**
Ongoing investment spread and other investment income	**361.9**	**384.7**	**437.4**	**361.0**	**363.7**	**361.9**	**363.7**
Fee based margin:							
Fee income							
Retirement	191.1	196.1	191.0	189.0	183.8	191.1	183.8
Annuities	13.2	12.2	11.8	11.2	9.9	13.2	9.9
Investment Management	145.8	141.4	135.4	132.3	121.7	145.8	121.7
Individual Life	283.6	278.5	278.4	280.0	276.8	283.6	276.8
Employee Benefits	15.6	15.9	15.5	15.8	15.8	15.6	15.8
Total Fee Income	**649.3**	**644.1**	**632.1**	**628.3**	**608.0**	**649.3**	**608.0**
Other revenue							
Retirement	18.2	18.2	20.7	15.3	10.0	18.2	10.0
Annuities	4.5	3.9	3.9	2.6	2.8	4.5	2.8
Investment Management	7.4	14.0	8.3	10.2	7.4	7.4	7.4
Individual Life	5.1	4.6	5.3	7.3	7.6	5.1	7.6
Employee Benefits	0.3	(1.0)	(1.0)	(1.0)	(1.0)	0.3	(1.0)
Total other revenue	**35.5**	**39.7**	**37.2**	**34.4**	**26.8**	**35.5**	**26.8**
Total Ongoing Business	**684.8**	**683.8**	**669.3**	**662.7**	**634.8**	**684.8**	**634.8**
Adjustments:							
Surrender fees and MVA charges	(7.8)	(6.5)	(10.6)	(11.3)	(1.5)	(7.8)	(1.5)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(291.7)	(288.9)	(288.3)	(288.7)	(285.6)	(291.7)	(285.6)
Other	(4.1)	0.3	(0.7)	1.5	(4.1)	(4.1)	(4.1)
Total adjustments	**(303.6)**	**(295.1)**	**(299.6)**	**(298.5)**	**(291.2)**	**(303.6)**	**(291.2)**
Ongoing fee based margin	**381.2**	**388.7**	**369.7**	**364.2**	**343.6**	**381.2**	**343.6**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	0.7	0.7	0.7	3.8	0.5	0.7	0.5
Annuities	66.1	14.4	7.5	6.7	7.8	66.1	7.8
Investment Management	-	-	-	-	-	-	-
Individual Life	183.7	185.3	174.7	192.1	185.8	183.7	185.8
Employee Benefits	296.3	272.4	269.6	269.0	274.9	296.3	274.9
Total premiums	**546.8**	**472.8**	**452.5**	**471.6**	**469.0**	**546.8**	**469.0**
Interest credited and other policyholder benefits							
Retirement	(210.7)	(218.2)	(213.5)	(212.1)	(204.6)	(210.7)	(204.6)
Annuities	(229.8)	(180.4)	(182.2)	(183.9)	(184.4)	(229.8)	(184.4)
Investment Management	-	-	-	-	-	-	-
Individual Life	(527.8)	(518.8)	(468.7)	(512.4)	(501.6)	(527.8)	(501.6)
Employee Benefits	(244.5)	(223.9)	(223.7)	(213.2)	(242.6)	(244.5)	(242.6)
Total interest credited and other policyholder benefits	**(1,212.8)**	**(1,141.3)**	**(1,088.1)**	**(1,121.6)**	**(1,133.2)**	**(1,212.8)**	**(1,133.2)**
Total Ongoing Business	**(666.0)**	**(668.5)**	**(635.6)**	**(650.0)**	**(664.2)**	**(666.0)**	**(664.2)**
Adjustments:							
Interest credited	541.9	553.7	553.8	551.3	552.2	541.9	552.2
Surrender fees and MVA charges	7.8	6.5	10.6	11.3	1.5	7.8	1.5
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	288.0	289.6	297.8	287.2	284.9	288.0	284.9
Sales inducements amortization and unlocking	8.3	6.4	6.1	12.0	10.1	8.3	10.1
FAS 113 and SOP 03-1 amortization and unlocking	6.7	6.6	(23.1)	7.2	6.4	6.7	6.4
Other	(13.1)	(13.6)	(10.7)	(14.9)	(11.0)	(13.1)	(11.0)
Total adjustments	**839.6**	**849.2**	**834.5**	**854.1**	**844.1**	**839.6**	**844.1**
Ongoing net underwriting gain (loss) and other revenue	**173.6**	**180.7**	**198.9**	**204.1**	**179.9**	**173.6**	**179.9**

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(226.0)	(220.1)	(205.8)	(210.0)	(204.0)	(226.0)	(204.0)
Annuities	(35.5)	(32.1)	(31.7)	(32.2)	(31.0)	(35.5)	(31.0)
Investment Management	(110.7)	(114.2)	(106.1)	(107.5)	(101.8)	(110.7)	(101.8)
Individual Life	(95.7)	(88.9)	(83.9)	(94.8)	(91.8)	(95.7)	(91.8)
Employee Benefits	(68.4)	(57.1)	(58.5)	(60.5)	(60.0)	(68.4)	(60.0)
Total operating and interest expense	**(536.3)**	**(512.4)**	**(486.0)**	**(505.0)**	**(488.6)**	**(536.3)**	**(488.6)**
Total Ongoing Business	**(536.3)**	**(512.4)**	**(486.0)**	**(505.0)**	**(488.6)**	**(536.3)**	**(488.6)**
Adjustments:							
Other	26.2	21.9	17.9	22.9	22.2	26.2	22.2
Total adjustments	**26.2**	**21.9**	**17.9**	**22.9**	**22.2**	**26.2**	**22.2**
Ongoing administrative expenses and trail commissions	**(510.1)**	**(490.5)**	**(468.1)**	**(482.1)**	**(466.4)**	**(510.1)**	**(466.4)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(46.9)	(35.5)	(0.3)	(42.7)	(36.8)	(46.9)	(36.8)
Annuities	(34.3)	(18.2)	(8.4)	(28.4)	(37.9)	(34.3)	(37.9)
Investment Management	-	-	-	-	-	-	-
Individual Life	(37.6)	(38.2)	(47.5)	(47.6)	(42.9)	(37.6)	(42.9)
Employee Benefits	(9.1)	(5.0)	(4.9)	(3.9)	(3.1)	(9.1)	(3.1)
Total net amortization of DAC/VOBA	**(127.9)**	**(96.9)**	**(61.1)**	**(122.6)**	**(120.7)**	**(127.9)**	**(120.7)**
Total Ongoing Business	**(127.9)**	**(96.9)**	**(61.1)**	**(122.6)**	**(120.7)**	**(127.9)**	**(120.7)**
Adjustments							
Sales inducements amortization and unlocking	(8.3)	(6.4)	(6.1)	(12.0)	(10.1)	(8.3)	(10.1)
FAS 113 and SOP 03-1 amortization and unlocking	(6.7)	(6.6)	23.1	(7.2)	(6.4)	(6.7)	(6.4)
Unearned revenue reserve amortization and unlocking	3.7	(0.7)	(9.5)	1.5	0.7	3.7	0.7
Other	0.1	(0.8)	(0.1)	(0.1)	1.1	0.1	1.1
Total adjustments	**(11.2)**	**(14.5)**	**7.4**	**(17.8)**	**(14.7)**	**(11.2)**	**(14.7)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(139.1)**	**(111.4)**	**(53.7)**	**(140.4)**	**(135.4)**	**(139.1)**	**(135.4)**

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Voya Financial Page 68 of 69

Fixed Maturity Securities - Hannover Life Re Modco Reinsurance

(in millions USD)

Total investments, after consolidation (See Portfolio Composition page), include the following amounts related to business sold to Hannover Re through Modco reinsurance, in which the risk associated with these policies has been transferred to

Hannover Life Re:

Balances as of

3/31/14 12/31/13 9/30/13 6/30/13 3/31/13

Fixed Maturity Securities - Hannover Life Re Modco Reinsurance

Security Sector

U.S. Government agencies and authorities 86.1 73.9 52.1 87.1 22.5

U.S. Corporate - Public 818.8 838.8 861.2 896.6 782.1

Foreign Government / Agency - - 3.4 3.4 3.5

Foreign Corporate - Public 135.6 132.6 137.8 138.5 144.0

State, municipalities and political subdivisions 107.1 102.6 104.1 108.2 118.3

Residential mortgaged-backed securities:

Agency 81.2 90.2 97.2 107.9 124.4

Non - Agency 0.9 1.1 1.2 1.5 1.8

Total Residential mortgage-backed securities 82.1 91.3 98.4 109.4 126.2

Commercial mortgage-backed securities 88.2 91.4 94.3 100.3 108.0

Other asset-backed securities 17.8 18.1 18.5 19.0 22.2

Total fixed maturities, including securities pledged 1,335.7 1,348.7 1,369.8 1,462.5 1,326.8

Voya Financial Ratings

Page 69 of 69

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
ING Life Insurance and Annuity Company	A	A-	A-	A3
ING USA Annuity & Life Insurance Company	A	A-	A-	A3
Midwestern United Life Insurance Company	A-	NR	A-	NR
ReliaStar Life Insurance Company	A	A-	A-	A3
ReliaStar Life Insurance Company of New York	A	A-	A-	A3
Security Life of Denver Insurance Company	A	A-	A-	A3
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB	BBB-	Baa3
Long-Term Senior Unsecured Debt	bbb	BBB-	BBB-	Baa3
Junior Subordinated Debt	bb+	BB	BB	Ba1 (hyb)
Lion Connecticut Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB-	Baa3

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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